                                                                    EXHIBIT 10.3


                               CORIXA CORPORATION

                        RETIREMENT SAVINGS PLAN AND TRUST

                               (1998 RESTATEMENT)

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE 1 NAME, EFFECTIVE DATE AND PURPOSE ...................................  4
         Section 1.1  Name of Plan; Effective Date ...........................  4
         Section 1.2  Purpose ................................................  4
         Section 1.3  Exclusive Benefit ......................................  4
         Section 1.4  No Enlargement of Employment Rights ....................  5
ARTICLE 2  DEFINITIONS .......................................................  6
         Section 2.1  General Definitions ....................................  6
         Section 2.2 Discrimination Testing Definitions ...................... 14
ARTICLE 3 PARTICIPATION ...................................................... 16
         Section 3.1  Initial Eligibility for Participation .................. 16
         Section 3.2  Rehired Employees ...................................... 16
         Section 3.3  Change of Employment Status ............................ 16
         Section 3.4  Termination of Participation ........................... 16
         Section 3.5  Election Not to Participate ............................ 16
         Section 3.6  Determination of Eligibility ........................... 17
         Section 3.7  Omission of Eligible Employee .......................... 17
         Section 3.8  Inclusion of Ineligible Participant .................... 17
ARTICLE 4 CONTRIBUTIONS ...................................................... 18
         Section 4.1  Participant Elective Salary Deferral ................... 18
         Section 4.2  Company Matching Contributions ......................... 19
         Section 4.3  Company Qualified Nonelective Contributions ............ 20
         Section 4.4  Company Profit-Sharing Contributions ................... 20
         Section 4.5  Use of Forfeitures and Company Forfeiture
         Restoration Contribution ............................................ 20
         Section 4.6  Rollover Contributions ................................. 21
         Section 4.7  Code Section 402(g), 401(k) and 401(m) Limitations
         on Contributions and Corrective Distributions ....................... 22
         Section 4.8  Code Section 415 Limitations on Contributions .......... 29
         Section 4.9  Top-Heavy Provisions ................................... 31
         Section 4.10  Conditions on Contributions ........................... 32
ARTICLE 5 VESTING ............................................................ 34
         Section 5.1  Fully Vested Accounts: Participant Elective
         Deferral Account, Company QNC Account, Participant Rollover
         Accounts ............................................................ 34
         Section 5.2  Accounts Subject to Vesting:  Company Matching and
         Profit-Sharing Accounts ............................................. 34
         Section 5.3  Disregarded Service .................................... 35
         Section 5.4  Forfeiture of Nonvested Portion of Company Matching
         Account and Company Profit-Sharing Account .......................... 35
         Section 5.5  Restoration of Company Matching Account and Company
         Profit-Sharing Account Upon Reemployment ............................ 35
ARTICLE 6  PARTICIPANT ACCOUNTS AND INVESTMENT DIRECTIONS .................... 37
         Section 6.1  Trust Fund Assets ...................................... 37

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                    Page
                                                                                    ----
         Section 6.2  Types of Accounts .......................................      37
         Section 6.3  Participant Investment Directions .......................      37
         Section 6.4  Investment of Fund Earnings .............................      38
         Section 6.5  Investment Fund Expenses ................................      38
         Section 6.6  Valuation of Participant Accounts .......................      38
         Section 6.7  Statements of Accounts ..................................      39
ARTICLE 7 LOANS TO PARTICIPANTS ...............................................      40
         Section 7.1  Loan Program ............................................      40
         Section 7.2  Participants Eligible for Loans .........................      40
         Section 7.3  Limitations on Amount of Loan ...........................      40
         Section 7.4  Source of Loan Funds; Separate Accounting ...............      41
         Section 7.5  Note; Security; Interest ................................      41
         Section 7.6  Repayment ...............................................      41
         Section 7.7  Default .................................................      41
         Section 7.8  Repayment Upon Distribution .............................      42
ARTICLE 8 DISTRIBUTIONS AND WITHDRAWALS .......................................      43
         Section 8.1  Amount of Benefits ......................................      43
         Section 8.2  Distribution Events .....................................      43
         Section 8.3  Times for Distribution to Participants ..................      43
         Section 8.4  Form of Distribution ....................................      44
         Section 8.5  In-Service Withdrawals ..................................      45
         Section 8.6  Death Benefits ..........................................      46
         Section 8.7  Qualified Domestic Relations Order ......................      48
         Section 8.8  Payments to Incompetents ................................      48
         Section 8.9  Undistributable Accounts ................................      48
         Section 8.10  Direct Rollovers of Eligible Distributions .............      49
ARTICLE 9 PLAN ADMINISTRATION AND FIDUCIARY RESPONSIBILITY ....................      50
         Section 9.1  Authority to Control and Manage the Plan ................      50
         Section 9.2  Delegation of Fiduciary Duties; Employment of Agents ....      51
         Section 9.3  Fiduciary Responsibilities ..............................      51
         Section 9.4  Plan Administrator ......................................      52
         Section 9.5  Administrative Expenses .................................      52
ARTICLE 10 ADMINISTRATIVE COMMITTEE ...........................................      53
         Section 10.1  Appointment of Committee and Committee Members .........      53
         Section 10.2  Actions by Committee ...................................      54
         Section 10.3  Decisions of Committee .................................      55
         Section 10.4  Records and Documents Available to Participants ........      55
         Section 10.5  Committee to Provide Information to Trustee ............      55
         Section 10.6  Procedures of the Committee ............................      55
ARTICLE 11 THE TRUSTEE ........................................................      58
         Section 11.1  Acceptance of Trust ....................................      58
         Section 11.2  Duties and Powers of Trustee ...........................      58

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                    Page
                                                                                    ----
         Section 11.3  Indicia of Ownership of Trust Assets ...................      59
         Section 11.4  Trustee's Reports ......................................      59
         Section 11.5  Approval of Trustee's Accounting .......................      60
         Section 11.6  Reorganization of Trustee ..............................      60
         Section 11.7  Resignation or Removal of Trustee ......................      60
         Section 11.8  Appointment of Successor Trustee .......................      61
         Section 11.9  Expenses, Trustee Compensation and Settlement of
         Accounts .............................................................      61
ARTICLE 12 AMENDMENT, TERMINATION OR MERGER ...................................      62
         Section 12.1  Company's Right to Amend ...............................      62
         Section 12.2  Company's Right to Terminate the Plan ..................      62
         Section 12.3  Effect of Termination or Partial Termination of
         Plan .................................................................      62
         Section 12.4  Continuation of Trust After Plan Termination ...........      63
         Section 12.5  Merger, Consolidation or Transfer ......................      63
ARTICLE 13 GENERAL PROVISIONS .................................................      64
         Section 13.1  Condition Precedent ....................................      64
         Section 13.2  Plan Information .......................................      64
         Section 13.3  Inalienability .........................................      64
         Section 13.4  Benefits and Rights Limited by Terms of This
         Agreement ............................................................      64
         Section 13.5  Apportionment of Costs and Duties ......................      65
         Section 13.6  Applicable Law .........................................      65
         Section 13.7  Severability ...........................................      65
         Section 13.8  Article and Section Headings and Captions ..............      65
         Section 13.9  Agreement Binding Upon Successors to Parties ...........      65
         Section 13.10  Counterparts ..........................................      65

                               CORIXA CORPORATION

                        RETIREMENT SAVINGS PLAN AND TRUST
                               (1998 RESTATEMENT)

        THIS 1998 Restatement of the CORIXA RETIREMENT SAVINGS PLAN AND TRUST is made, entered into and adopted effective as of the 1st day of January, 1998, by and between Corixa Corporation, a Delaware corporation, sometimes hereinafter referred to as the "Company," and Security Trust Company, sometimes hereinafter referred to as the "Trustee." The Plan and Trust set forth hereunder shall be known as the CORIXA CORPORATION RETIREMENT SAVINGS PLAN AND TRUST (1998 Restatement).

                                    ARTICLE 1
                        NAME, EFFECTIVE DATE AND PURPOSE

SECTION 1.1 NAME OF PLAN; EFFECTIVE DATE.

        The Plan shall be known as the CORIXA CORPORATION RETIREMENT SAVINGS PLAN (1998 Restatement). It may also be known as the CORIXA SAVINGS PLAN. This Plan is a continuation in amended and restated form of the Corixa Corporation Retirement Savings Plan, initially established effective as of January 1, 1995. The effective date of this restatement is January 1, 1998, unless otherwise provided for in the Plan. The rights of an Employee or Beneficiary with respect to any period before January 1, 1998, or any other effective dates specified herein, shall be governed by the corresponding provisions of the Plan in effect as of the relevant period.

SECTION 1.2 PURPOSE.

        The Plan and Trust are created and maintained for the benefit of Eligible Employees and their Beneficiaries to provide a supplement to retirement income and to provide Eligible Employees with a means of supplementing their retirement income on a tax-favored basis. The Plan is intended to qualify as a profit-sharing plan and as a cash or deferred arrangement under sections 401(a), 401(k) and related sections of the Internal Revenue Code of 1986, as amended (the "Code"), and includes matching Company contributions as described in Code section 401(m). The Trust associated with the Plan is intended to qualify under section 501(a) of the Code.

SECTION 1.3 EXCLUSIVE BENEFIT.

        This Plan was adopted and is maintained for the exclusive benefit of the Participants and their Beneficiaries. This Plan shall be interpreted in a manner consistent with this intent. No part of the principal or income of the Trust Fund shall revert to the Company or any Affiliate or be used for any purpose other than the exclusive benefit of Participants or their Beneficiaries, except as provided in Sections 4.8.6 and 4.10.

SECTION 1.4 NO ENLARGEMENT OF EMPLOYMENT RIGHTS.

        Neither the establishment or maintenance of the Plan, the making of any Company Contributions nor any action of the Company or the Administrative Committee or the Trustee, shall be held or construed to confer upon any individual any right to be retained in the services of the Company nor, upon termination of service, any right or interest in the Trust Fund or other assets of the Plan other than as provided under the terms of this Plan.

                                    ARTICLE 2
                                   DEFINITIONS

        The following words and phrases as used in this Agreement shall have the following meanings, unless a different meaning is plainly required by the context:

SECTION 2.1 GENERAL DEFINITIONS.

        2.1.1 "Affiliate" means (A) a corporation or other trade or business (whether or not incorporated) which is, together with the Company, a member of a "controlled group of corporations" or "under common control" or an "affiliated service group" (within the meaning of Code sections 414(b), (c) or (m)), but only for the period during which such other entity is so affiliated with the Company, and (B) any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o).

        2.1.2 "Accrued Benefit" means the amount credited to the Account of a Participant or Beneficiary.

        2.1.3 "Beneficiary" means any person or persons, estate or trust who by operation of law, or under the terms of the Plan, or otherwise, is entitled to receive any Accrued Benefit of a Participant under the Plan.

        2.1.4 "Board of Directors" or "Board" means the board of directors of Corixa Corporation.

        2.1.5 "Break in Service" means a Plan Year during which an Employee is credited with less than 501 Hours of Service.

        2.1.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

        2.1.7 "Committee" means the administrative committee appointed by the Company and charged with the general administration of this Plan pursuant to
Article 10.

        2.1.8 "Company" means Corixa Corporation, a Delaware corporation, and any successor by merger, consolidation or otherwise that assumes the obligations of the Company under the Plan. Any powers or responsibilities of the Company under this Plan may be carried out by the Board of Directors of the Company, as from time to time constituted, or by such individuals to whom such powers or responsibilities are delegated by the Board of Directors of the Company. "Company" shall also mean any Affiliate which has expressly adopted this Plan and Trust Agreement with the written approval of Corixa Corporation for such adoption. No mere change in the identity, form or organization of the Company shall affect its status under the Plan in any manner, and, if the name of the Company is hereinafter changed, references herein to the Company shall be deemed to refer to the Company as it is then known.

        2.1.9 "Company Contributions" means, collectively, Company Matching Contributions, Company Qualified Nonelective Contributions and Company Profit-Sharing Contributions made to the Plan by the Company in accordance with
Article 4.

        2.1.10 "Company Matching Contributions" means matching contributions to the Plan by the Company in accordance with Section 4.2.

        2.1.11 "Company Profit-Sharing Contributions" means discretionary contributions to the Plan by the Company in accordance with Section 4.4.

        2.1.12 "Company Qualified Nonelective Contributions" means contributions to the Plan by the Company in accordance with Section 4.3, which shall be qualified nonelective Company contributions as described in Code section 401(m)(4)(C).

        2.1.13 "Compensation" of an Employee for a Plan Year means the total remuneration actually received by the Employee from the Company during the Plan Year which is includible in gross income and not in excess of $150,000 (as adjusted for that Plan Year under Code section 401(a)(17)(B) to reflect changes in the cost of living), including regular salary or wages, overtime, and bonuses. Compensation shall also include amounts deferred pursuant to Code section 402(e)(3) (with respect to cash or deferred arrangements as defined in Code section 401(k)(2)), or contributed to any welfare benefit plans maintained by the Company through a reduction in the Employee's compensation which, pursuant to Code section 125, are not included in the gross income of the Employee for the taxable year in which such amounts are contributed.

        2.1.14 "Complete Break in Service" means with respect to an Employee a number of consecutive one-year Breaks in Service that equals or exceeds the greater of 5 or his or her aggregate number of Years of Service (whether or not consecutive) completed before the Break. In computing the aggregate number of Years of Service completed before the Break, Years of Service prior to any earlier Complete Break in Service shall be disregarded.

        2.1.15 "Designated Beneficiary" means any individual or trust designated or determined in accordance with Section 8.6.2.

        2.1.16 "Disability" means the permanent incapacity of a Participant, by reason of physical or mental illness, to perform his or her usual duties for the Company or the duties of such other position which the Company makes available to him or her and for which such Employee is qualified by reason of his or her training, education and experience, resulting in termination of his or her Service. Disability shall be determined by the Committee in a uniform and non-discriminatory manner after consideration of such evidence as it may require, which shall include a report of such physician or physicians as the Committee may designate, and which shall include a determination that the incapacity can be expected to last for a continuous period of not less than 12 months or to result in death.

        2.1.17 "Eligible Employee" means every Employee of the Company except:

                (a) An Employee, whose terms of employment specifically provide for exclusion from participation in this Plan, including but not limited to an employee designated as a temporary employee hired for a term of employment not exceeding 12 months.

                (b) An individual who provides services by contract as an independent contractor and/or who is not characterized or treated by the Company as a common law employee of the Company. In the event an individual is described in this Section 2.1.17(b) is reclassified or deemed to be reclassified as a common law employee of the Company who otherwise meets the definition of an Eligible Employee, the individual shall be eligible to participate in the Plan as of the actual date of such reclassification or the effective date of such reclassification, whichever is later.

                (c) An individual employed by any Affiliate unless such Affiliate has expressly adopted this Plan and Trust Agreement with the written approval of the Corixa Corporation Board of Directors or unless the Company otherwise designates the employees of such Affiliate as Eligible Employees under the Plan.

                (d) An Employee who is a member of a collective bargaining unit and is covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining, unless the agreement specifically provides for coverage of such Employee under this Plan.

                (e) An Employee who is a nonresident alien and who receives no earned income (within the meaning of Code section 911(d)) from the Company which constitutes income from sources within the United States (within the meaning of Code section 8161(a)(3).

        2.1.18 "Employee" means an individual who at the time of reference is employed by the Company or an Affiliate, and shall include any leased employee and any other individual required to be treated as an employee under Code sections 414(n) and 414(o).

        2.1.19 "Employment Commencement Date" for any Employee means the date on which he or she first performs an Hour of Service for the Company.

        2.1.20 "Entry Date" for any Eligible Employee means his or her Employment Commencement Date or Reemployment Date, as applicable.

        2.1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

        2.1.22 "Hour of Service" for vesting purposes means an hour as described in subsections (a), (b) or (c) of this Section 2.1.22, subject to the general rules set forth in subsection (d).

                (a) Paid Hours. "Hour of Service" means each hour for which an Employee is directly or indirectly paid or entitled to payment by the
        Company:

                        (1) for the performance of duties, credited for the
                computation period in which the duties are performed,

                        (2) for periods during which no duties are performed
                (irrespective of whether the employment relationship has terminated) credited for the computation period during which an absence due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty or leave of absence occurs; and

                        (3) on account of back pay awarded to an Employee or
                agreed to by the Company , which shall be credited for the computation period or periods to which the award or agreement pertains, irrespective of mitigation of damages, and provided that such Employee receives no credit for the same hour under clause (1) or (2) above.

        Notwithstanding the preceding, no Hours of Service shall be credited for periods during which no duties are performed if payment by the Company is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or is made as reimbursement to an Employee for medical or medically related expenses.

                (b) Unpaid Leave of Absence. "Hour of Service" means each hour for which an Employee would have received payment from or performed duties for the Company had he or she not been absent from active employment for a period authorized by the Company in accordance with its established and uniformly administered personnel policies and not exceeding 12 full months, provided that the Employee returns to active employment within 30 days after the authorized absence period expires, and provided, further, that this subsection (b) shall apply only in the case of an absence if the Employee would thereby be prevented from incurring a Break in Service for any Plan Year. In no event shall more than 501 Hours of Service be credited on account of any single continuous period during which an Employee performs no duties by reason of an unpaid leave of absence as described in this subsection (b).

                (c) Military Service Absence. So long as the Uniformed Services Employment and Reemployment Rights act of 1994 ("USERRA"), or any similar law, shall remain in force, providing for reemployment rights for all persons in military service in the Armed Forces of the United States, as defined in USERRA, "Hour of Service" means each hour for which an Employee would have received payment from or performed duties for the Company had he or she not been absent from active employment on account of such military service; provided, however, that upon such Employee being discharged from such military service such Employee applies for reemployment with the Company and takes all other necessary action to be entitled to, and to be otherwise eligible for, reemployment rights, as provided pursuant to USERRA, or any similar law from time to time in force. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

                (c) Maternity/Paternity Absences. Solely for purposes of determining whether a Break in Service has occurred, in the case of an Employee who is absent from active employment with the Company for any period, (A) by reason of pregnancy or the birth of his or her child, (B) by reason of the placement of a child with the Employee in connection with his or her adoption of such child, or (C) for purposes of caring for any such child for a period beginning immediately following such birth or placement, the following rules shall apply:

                        (1) "Hour of Service" means each hour which is not
                credited as an Hour of Service under subsections (a) or (b) but which would otherwise normally have been credited to such individual (but for such absence) under subsections (a) or (b).

                        (2) In any case in which the Company is unable to
                determine the number of hours which would otherwise normally have been credited to such Employee (but for such absence), such individual shall be credited with 8 Hours of Service for each day of such absence.

                        (3) Notwithstanding the foregoing, no more than 501
                Hours of Service shall be credited under this subsection (c) to any individual on account of any single pregnancy, birth or placement, and the hours described in this subsection (c) shall be treated as Hours of Service (A) only for the Plan Year in which the absence from active employment begins, if the Employee would thereby be prevented from incurring a Break in Service in such Plan Year, or (B) in any other case, in the next following Plan Year.

                (d) General Rules for Crediting Hours.

                        (1) Hours of Service shall be credited in accordance
                with 29 C.F.R. Section 2530.200b-2(b) and (c).

                        (2) Hours of Service shall be credited on the basis of
                actual hours for which an Employee is paid or entitled to payment. In the absence of records which accurately reflect the actual number of Hours of Service that would otherwise be credited under this Section 2.1.22, except as provided in subsection (c), Hours of Service shall be credited on the basis of 10 Hours of Service for each day for which the Employee would have been credited with at least one Hour of Service under subsections (a), (b) or (c).

                        (3) Except as provided in Section 2.1.22(c), Hours of
                Service for any period during which an Employee performs no duties shall be credited based on the Employee's regularly scheduled working hours (or in the absence of a regular schedule, the average number of hours worked by the Employee over a representative time period).

                        (4) For purposes of determining Hours of Service, the
                term "Company" shall include an entity which is a "predecessor Company" with respect to the Company, within the meaning of Code section 414(a).

                        (5) For purposes of determining Hours of Service, the
                term "Company" shall include the Infectious Disease Research Institute, a Washington nonprofit corporation ("IDRI").

                        (6) For purposes of determining a Participant's Hours of
                Service, the Participant will be credited with Hours of Service for any period such Participant was considered an Employee for purposes of this Plan under Code section 414(n) or (o) and the regulations thereunder.

        2.1.23 "Investment Funds" mean the funds held by the Trustee for the investment of contributions to the Plan pursuant to directions of Participants with respect to investment of their Participant Accounts in accordance with
Article 6.

        2.1.24 "Limitation Year" means the Plan Year for purposes of applying the limitations of Code section 415.

        2.1.25 "Named Fiduciary" means Corixa Corporation, or the Committee designated by the Board of Directors to administer the plan.

        2.1.26 "Normal Retirement Age" of a Participant means age 65.

        2.1.27 "Normal Retirement Date" of a Participant means the date such Participant attains Normal Retirement Age. A Participant shall not be required to retire on his or her Normal Retirement Date.

        2.1.28 "Participant" means an individual who has become a Participant in the Plan under Sections 3.1, 3.2 or 3.3 and has not ceased to be a Participant pursuant to Section 3.4.

        2.1.29 "Participant's Account" means the separate account maintained in order to reflect a Participant's interest in the Plan, as applicable to such Participant, and shall be composed of the following subaccounts to the extent contributions are made thereto:

                (a) "Participant Elective Deferral Account" is the subaccount maintained to record the Participant Elective Deferral Contributions made by the Company on behalf of a

        Participant in accordance with Section 4.1 and allocated to his or her Account, and the adjustments relating thereto.

                (b) "Company Matching Account" is the subaccount maintained to record Company Matching Contributions allocated to the Participant's Account pursuant to Section 4.2, and the adjustments relating thereto.

                (c) "Company QNC Account" is the subaccount maintained to record Company Qualified Nonelective Contributions allocated to the Participant's Account pursuant to Section 4.3, and the adjustments relating thereto.

                (d) "Company Profit-Sharing Account" is the subaccount maintained to record the Company Profit-Sharing Contributions allocated to the Participant's Account pursuant to Section 4.4, and the adjustments relating thereto.

                (e) "Participant Rollover Account" is the subaccount maintained to record Participant Rollover Contributions made by the Participant by rollover or direct transfer from another qualified plan or individual retirement account pursuant to Section 4.6, and the adjustments relating thereto.

                (f) "Participant Loan Account" is any subaccount maintained to reflect the separate investment of the Participant's Account in a Participant loan, as described in Article 7, and to reflect the payments of principal and interest made by the Participant in connection with such Participant loan.

                (g) "Participant Voluntary Contributions Account" is any subaccount maintained to record the after-tax voluntary contributions made by a Participant to the Plan in a Plan Year commencing prior to January 1, 1998 during which such after-tax voluntary contributions were permitted, and the adjustments relating thereto.

        2.1.30 "Participant Rollover Contributions" mean any rollover contributions made by a Participant that are permitted under Section 4.6 and accepted by the Trustee.

        2.1.31 "Participant Elective Deferral Contributions" means, as to each Participant, the amounts contributed under the Plan by the Company in accordance with Section 4.1 pursuant to the pre-tax salary deferral election made by the Participant.

        2.1.32 "Plan" means the Plan set forth in this Agreement and the Trust which constitutes a part thereof.

        2.1.33 "Plan Year" means the annual accounting year used by the Plan and Trust in keeping its books. The Plan Year shall be the calendar year.

        2.1.34 "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) which is determined by the Committee to constitute a "qualified domestic relations order" within the meaning of Code section 414(p) pursuant to the procedures set forth in Section 10.6.2.

        2.1.35 "Reemployment Date" for any Employee means the date on which an Employee first completes an Hour of Service after his or her employment with the Company and all Affiliated Entities was previously terminated.

        2.1.36 "Spousal Consent" means for all purposes under this Plan the consent of the spouse of a Participant which (A) is set forth in writing; (B) acknowledges the effect of the waiver, election or designation made or other action taken by the Participant and relinquishes any interest (community property or otherwise) such spouse would otherwise have in the Participant's benefits in the absence of such waiver, election or designation; and (C) is signed by the spouse and witnessed by a member or an authorized agent of the Committee or a notary public. To the extent provided in a Qualified Domestic Relations Order (as defined in Section 2.1.34 and determined under Section 10.6.2), "Spousal Consent" shall also mean the consent of a former spouse. Notwithstanding any requirement of Spousal Consent under this Plan, if a Participant establishes to the satisfaction of the Committee that Spousal Consent may not be obtained because the Participant has no spouse or his or her spouse cannot be located, the Participant's waiver, election, designation or other action shall be effective without Spousal Consent. Any Spousal Consent required under this Plan shall be valid only with respect to the spouse who signs the Spousal Consent and as to the particular choice made by the Participant in the waiver, election or designation requiring Spousal Consent.

        2.1.37 "Suspended Participant" means a Participant with respect to whom Salary Deferral Contributions are suspended and reduced in accordance with
Section 8.5.3.

        2.1.38 "Trust" means the legal entity continued by this Agreement as part of the Plan set forth in this Agreement.

        2.1.39 "Trust Fund" means the trust fund continued in accordance herewith and shall include all funds received by the Trustee, together with all income, profits and increments thereto less all distributions, losses and expenses.

        2.1.40 "Trustee" means the Trustee initially a party to this Agreement and any duly appointed additional or substituted trustee or trustees from time to time acting as Trustee of the Trust.

        2.1.41 "Valuation Date" means the last day of each consecutive three month period beginning with the first day of the Plan Year and such other date or dates deemed necessary by the Committee.

        2.1.42 "Year of Service" for vesting purposes means each Plan Year ("computation periods") during which an Employee is credited with 1000 or more Hours of Service.

SECTION 2.2 DISCRIMINATION TESTING AND TOP-HEAVY DEFINITIONS.

        2.2.1 "ACP" means the actual contribution percentage determined in accordance with the provisions of Section 4.7.3.

        2.2.2 "ADP" means the actual deferral percentage determined in accordance with the provisions of Section 4.7.2.

        2.2.3 "Excess Annual Additions" means the portion of the allocation of contributions and forfeitures that cannot be added to Participant's Account due to the limitations on annual additions described in Section 4.8.

        2.2.4 "Highly-Compensated Employee" or "HCE" means, with respect to a Plan Year, any Employee (or former Employee) who, during the Plan Year or the preceding Plan Year,

                (a) was a 5% Owner at any time during the Plan Year or the preceding Plan Year; or

                (b) for the preceding Plan Year received Compensation in excess of $80,000, (as adjusted under Code section 414(q)) and was one of the top 20% of Employees when ranked on the basis of Compensation paid during such Plan Year; or

                (c) otherwise was a "highly compensated employee" within the meaning of Code section 414(q) and the regulations thereunder.

A former Employee who separated from Service in the preceding Plan Year shall be included as a Highly Compensated Employee for such Plan Year if such Employee was a Highly Compensated Employee when such Employee separated from Service or if such Employee was a Highly Compensated Employee at any time after he or she attained age 55. For purposes of applying Code section 414(q) and the regulations thereunder, no employee shall be excluded on the basis of his or her age or service in determining the top-paid group.

        2.2.5 "Key Employee" means any Employee (including any former Employee or deceased Employee) who, at any time during the Plan Year or any of the 4 preceding Plan Years, was:

                (a) an officer having an annual Compensation in excess of $45,000 (or, if greater, 50% of the amount in effect under Code section 415(b)(1)(A) as adjusted for cost of living increases under Code section 415(d)); provided that no more than the greater of 3 or 10% of the Employees shall be treated as officers, and no more than 50 of such Employees shall be treated as officers;

                (b) one of the 10 Owners owning the largest interests in the Company and receiving Compensation in excess of $30,000 (or, if greater, the amount in effect under Code section 415(c)(1)(A) as adjusted for cost of living increases under Code section 415(d));

                (c) a 5% Owner; or

                (d) a 1% Owner receiving Compensation of more than $150,000.

        2.2.6 "Non-Highly Compensated Employee" or "NHCE" means an Employee who is not a Highly Compensated Employee.

        2.2.7 "Non-Key Employee" means any Employee who is not a Key Employee.

        2.2.8 "Owner" means an Employee who owns (or is considered as owning within the meaning of Code section 318), an interest in the stock of the corporation. Percentage ownership shall be determined using the greater of the percentage of outstanding stock owned based upon value or upon voting rights. In determining the percentage of ownership of the Company (A) an individual is considered as owning an interest owned, directly or indirectly, by his or her spouse, lineal ascendants and lineal descendants (including legally adopted children, (B) an individual is considered as owning an interest owned by a partnership, estate or trust in proportion to his or her interest in the partnership as partner or the estate or trust as beneficiary, and (C) if an individual owns 5% or more in value of the stock of a corporation, the individual is considered as owning an interest owned by such corporation in the proportion that the value of the stock which such individual owns bears to the value of all stock in such corporation.

                (a) "5% Owner" means an Owner whose ownership percentage is more than 5%.

                (b) "1% Owner" means an Owner whose ownership percentage is more than 1%.

        2.2.9 "Super Top-Heavy Plan" means a plan that has a Top-Heavy Ratio in excess of 90%.

        2.2.10 "Top-Heavy Plan" means a plan that has a "Top-Heavy Ratio" in excess of 60%.

        2.2.11 "Top-Heavy Ratio" means the ratio of the account balances of the Key Employees to the account balances of all Employees, and shall be determined under the provisions of Code section 416(g). The determination of the Top-Heavy Ratio shall be made by including the Plan in the aggregation group with respect to the Company which consists of: (A) all plans of the Company and all Affiliated Entities in which a Key Employee is a participant; and (B) each other plan of the Company and all Affiliated Entities which enable any plan described in clause (A) to meet the requirements of Code sections 401(a)(4) and 410(b). At the discretion of the Company, the aggregation group with respect to the Company for purposes of determining the Top-Heavy Ratio may include any other plan of the Company and all Affiliated Entities if the resulting group of plans would continue to meet the requirements of Code sections 401(a)(4) and 410(b). The determination date and valuation date applicable thereto shall be the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of the first Plan Year.

                                    ARTICLE 3
                                  PARTICIPATION

SECTION 3.1 INITIAL ELIGIBILITY FOR PARTICIPATION.

        Each Employee who was a Participant in the Plan immediately before the effective date of this restatement shall continue to be a Participant hereunder. Each other Employee shall become a Participant on his or her Employment Commencement Date provided he or she is an Eligible Employee on his or her Employment Commencement Date.

SECTION 3.2 REHIRED EMPLOYEES.

        A former Employee who was a Participant in the Plan prior to his or her termination of Service shall become a Participant on his or her Reemployment Date provided he or she is an Eligible Employee on his or her Reemployment Date.

SECTION 3.3 CHANGE OF EMPLOYMENT STATUS.

        An Employee who does not become a Participant solely because he or she is not an Eligible Employee on the date he or she would otherwise become a Participant and who thereafter becomes an Eligible Employee because of a change in employment status shall become a Participant in the Plan as of the date he or she becomes an Eligible Employee. A Participant who continues in the employee of the Company but ceases to be an Eligible Employee shall continue to be a Participant until the entire amount of his or her Accrued Benefit is distributed but shall not be entitled to receive an allocation of contributions or forfeitures during the period that the Participant is not an Eligible Employee. Such Participant shall continue to receive credit for Years of Service completed during the period for purposes of determining such Participant's vested and nonforfeitable interest in such Participant's Account.

SECTION 3.4 TERMINATION OF PARTICIPATION.

        An Eligible Employee who has become a Participant shall remain a Participant until his or her entire vested and nonforfeitable Account balance is distributed.

SECTION 3.5 ELECTION NOT TO PARTICIPATE.

        Notwithstanding any other provision of this Article 3, a Highly Compensated Employee who becomes eligible to participate in the Plan under this
Article 3 may make a one-time nonrevocable election to be excluded from the Plan. Such election shall be made in such form and manner as the Committee shall prescribe and shall be made on his or her Employment Commencement Date or, if he or she is not an Eligible Employee on his or her Employment Commencement Date, such election shall be made on or before the date he or she becomes an Eligible Employee. An Employee's election under this Section 3.5 shall be effective as of the date he or she would otherwise become a Participant under this Article 3, and shall continue in effect so long as this Plan or any successor plan to this Plan is maintained by the Company or an Affiliate.

SECTION 3.6 DETERMINATION OF ELIGIBILITY.

        In the event any question shall arise as to the eligibility of any person to become a Participant in the Plan, the Committee shall determine such question from information provided by the Company and the Committee's decision shall be conclusive and binding, except to the extent of a claimant's right to appeal the denial of a claim.

SECTION 3.7 OMISSION OF ELIGIBLE EMPLOYEE.

        If an Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of the omission is made after the contribution by the Company is made and allocated, the Company shall make an additional contribution on behalf of the omitted Employee in the amount which the Company would have contributed on his behalf had he not been omitted.

SECTION 3.8 INCLUSION OF INELIGIBLE PARTICIPANT.

        If any person is erroneously included as a Participant in the Plan, then the balance credited to such individual under the Plan shall immediately be (A) segregated from all other Plan assets, (B) treated as a nonqualified plan established by and for the benefit of such individual, and (C) any amount contributed to the Plan on behalf of such individual, plus any earnings thereon, attributable to contributions made pursuant to such individual's salary deferral election made under Section 4.1 shall be immediately distributed to such individual. If any Company contributions have been made and allocated to such Account, the Company may elect to treat the amount contributed on behalf of the ineligible person plus any earnings thereon as a forfeiture for the Plan Year in which the discovery is made and apply such amount in the manner specified in
Section 4.5.1.

                                    ARTICLE 4
                                  CONTRIBUTIONS

SECTION 4.1 PARTICIPANT ELECTIVE DEFERRAL CONTRIBUTIONS.

        4.1.1 Participant Elective Deferral Contributions. Each Participant may elect to defer from 1% to 15% (in whole percentages) of his or her Compensation that would otherwise be paid to him or her and to have such amounts contributed by the Company to the Trust as Participant Elective Deferral Contributions and credited to his or her Participant Elective Deferral Account under the Plan. Such election and contributions shall be subject to the rules and limitations provided in this Article 4.

        4.1.2 Voluntary Election. Each Participant's election to have the Company contribute a portion of his or her Compensation to the Plan on his or her behalf shall be entirely voluntary, and no Participant shall be required to elect that a Participant Elective Deferral be made on his or her behalf as a condition of participation in the Plan. No Participant Elective Deferral Contributions shall be made on behalf of any Participant except in accordance with his or her election.

        4.1.3 Salary Deferral Election. A Participant may elect to begin or resume making Participant Elective Deferral Contributions with respect to his or her regular payroll pay and/or with respect to his or her bonus compensation for the Plan Year by executing and delivering to the Company a salary deferral election on such form and with such advance notice as the Committee shall specify. Such salary deferral election shall direct the investment of such Participant Elective Deferral Contributions and earnings thereon in accordance with Section 6.3.1. The salary deferral election made by a Participant shall become effective with respect to the first payroll period ending on or after such election is executed and delivered to the Company, or as soon as administratively feasible thereafter, and shall remain in effect until the election is modified or canceled by the Participant or the Committee as hereinafter provided, or until the Participant ceases to be an Eligible Employee, becomes a Suspended Participant because of a hardship withdrawal (if permitted), or his or her participation terminates.

        4.1.4 Cancellation or Modification of Salary Deferral Election. A Participant may cancel his or her salary deferral with respect to Participant Elective Deferral Contributions at any time, by executing and delivering to the Company such form and with such advance notice as the Committee shall specify. A Participant may modify his or her salary deferral election with respect to Participant Elective Deferral Contributions once each calendar quarter, by executing and delivering a new salary deferral election to the Company, on such form and with such advance notice as the Committee shall specify. The Participant's cancellation or modification of his or her salary deferral election shall become effective with respect to the first payroll period ending on or after the appropriate form is executed and delivered to the Company, or as soon as administratively feasible thereafter.

        4.1.5 Suspension of Participant Elective Deferral Contributions. Notwithstanding any contrary salary deferral election, no portion of a Suspended Participant's Compensation for any payroll period which begins during the first 12 months of a period of suspension shall be subject to such election nor contributed under the Plan as Participant Elective Deferral Contributions.

        4.1.6 Time for Company Contribution of Participant Elective Deferral Contributions to the Trust. Participant Elective Deferral Contributions for each payroll period shall be paid to the Trust as soon as such amounts can reasonably be segregated from the Company's general assets after the end of the payroll period with respect to which they would otherwise have been paid to the Participant, but in no event later than 15 business days after end of the month in which such amounts are withheld from the Participant's Compensation.

SECTION 4.2 COMPANY MATCHING CONTRIBUTIONS.

        4.2.1 Company Determination of Matching Contributions. The Company, in its discretion, may determine that the Company shall make Company Matching Contributions to the Trust. The Company may select, each Plan Year, the amount or percentage (up to 100%) of the Participant Elective Deferral Contributions on which to base the Company Matching Contributions, and the percentage or other formula for the Company Matching Contributions to be applied equally to all Participants in proportion to their Participant Elective Deferral Contributions and to be allocated to Participant's Company Matching Contributions Account. Such Company Matching Contributions shall be subject to the rules and limitations provided in this Article 4.

        4.2.2 Allocation of Matching Contributions. The Company Matching Contributions to be made with respect to a Participant on account of his or her Participant Elective Deferral Contributions for the Plan Year shall be allocated to his or her Company Matching Account as of the last day of each calendar quarter in accordance with the formula determined by the Company for making such contributions, regardless of whether such Participant is an Eligible Employee as of such date.

        4.2.3 Forfeiture of Matching Contributions. Notwithstanding the allocation to a Participant's Company Matching Account described in Section 4.2.2, Company Matching Contributions shall be subject to forfeiture to the extent they are allocated to a Participant's Account based on Participant Elective Deferral Contributions that are determined to be in excess of the limit described in Section 4.7.1 and distributed in accordance therewith, or to the extent they are allocated based on Participant Elective Deferral Contributions that are determined to be Excess ADP Contributions under Section 4.7.2 and distributed in accordance therewith, or to the extent such Company Matching Contributions are determined to be Excess ACP Contributions under Section 4.7.3 and distributed in accordance therewith, or to the extent the Participant is not vested in such Company Matching Contributions allocated to his or her account upon termination of such Participant's employment as provided under Article 5. Such forfeitures shall be used in accordance with Section 4.5.1.

SECTION 4.3 COMPANY QUALIFIED NONELECTIVE CONTRIBUTIONS.

        The Company shall contribute to the Trust for any Plan Year the amount (if any) that is determined by the Company, in its discretion, as Company Qualified Nonelective Contributions. The amount of Company Qualified Nonelective Contributions for the Plan Year shall be determined in a duly authorized action of the Company, which may specify a dollar amount or may set forth a definite formula for computing the amount. Company Qualified Nonelective Contributions shall be allocated as of the end of the Plan Year among the Company QNC Accounts of Non-Highly Compensated Employees in the proportion that the Compensation of such Participants bears to the aggregate Compensation paid by the Company to all such Participants in the Plan Year.

SECTION 4.4 COMPANY PROFIT-SHARING CONTRIBUTIONS.

        4.4.1 Company Determination of Profit-Sharing Contributions. The Company shall contribute to the Trust for any Plan Year the amount, if any, that is determined by the Company, in its discretion, as Company Profit-Sharing Contributions. The amount of Company Profit-Sharing Contributions for the Plan Year, if any, shall be determined in a duly authorized action of the Company, which may specify a dollar amount or may set forth a definite formula for computing the amount. Company Profit-Sharing Contributions to the Plan for any Plan Year may be made without regard to current or accumulated earnings or profits of the Company for the taxable year or years ending with or within such Plan Year. Notwithstanding the preceding sentence, the Plan is intended to qualify as a profit-sharing plan for purposes of Code sections 401(a), 402, 412 and 417.

        4.4.2 Allocation of Company Profit-Sharing Contributions. Company Profit-Sharing Contributions, if any, shall be allocated, as of the last day of the Plan Year, among the Company Profit-Sharing Accounts of (A) Participants who completed at least 1000 Hours of Service as an Eligible Employee during such Plan Year and are Eligible Employees as of the last day of such plan Year; and
(B) Participants whose Service terminated at any time during the Plan Year by reason of retirement at or after Normal Retirement Age, death or Disability, in the proportion that the Compensation of such Participants bears to the aggregate Compensation paid by the Company to all such Participants in the Plan Year.

        4.4.3 Forfeiture of Company Profit-Sharing Contributions.
Notwithstanding the allocation to a Participant's Company Profit-Sharing Account described in Section 4.4.2, Company Profit-Sharing Contributions shall be subject to forfeiture to the extent the Participant is not vested in such Company Profit-Sharing Contributions upon termination of such Participant's Service as provided under Article 5. Such forfeitures shall be used in accordance with Section 4.5.1.

SECTION 4.5 USE OF FORFEITURES; COMPANY FORFEITURE RESTORATION CONTRIBUTION.

        4.5.1 Use of Forfeited Company Matching Contribution and Forfeited Company Profit-Sharing Contributions. Any Company Matching Contributions or Company Profit-Sharing Contributions that are forfeited for any reason shall be used first to accomplish any restoration of the previously forfeited portion of a former Employee's Company Matching Account and Company

Profit-Sharing Account as required under the provisions of Section 5.6. Any remaining forfeited Company Matching Contributions or Company Profit-Sharing Contributions shall be used to reduce any Company Matching Contributions, Company Qualified Nonelective Contributions and Company Profit-Sharing Contributions, in that order, that would otherwise be made by the Company for the Plan Year. If any forfeited Company Matching Contributions or Company Profit-Sharing Contributions cannot be allocated because the limits of Code section 415 would thereby be exceeded, such forfeited Company Matching Contributions or Company Profit-Sharing Contributions shall be allocated to a suspense account and shall be used in the next Plan Year and succeeding Years, in order of time until the suspense account is exhausted, in the manner and order described in herein as if such amounts had been forfeited in such next or succeeding Plan Year.

        4.5.2 Company Forfeiture Restoration Contributions. For any Plan Year in which a restoration of the previously forfeited portion of a former Employee's Company Matching Account or Company Profit-Sharing Account is required under the provisions of Section 5.6 and the forfeitures for that Plan Year under Section
4.2.3 and Section 5.6 to be used in accordance with Section 4.5.1 are insufficient to accomplish such restoration, the Company Matching Contributions and/or Company Profit-Sharing Contributions for the Plan Year, as applicable, shall include an amount necessary to cover such restoration.

SECTION 4.6 ROLLOVER CONTRIBUTIONS.

        4.6.1 The Committee may direct the Trustee to accept a transfer to the Trust Fund of an eligible rollover distribution within the meaning of Code section 402(c) or a rollover contribution within the meaning of Code section 408(d)(3)(A)(ii) to be allocated to the Participant's Rollover Account. The Committee shall determine, in its sole discretion, whether a transfer meets the requirements of this Section 4.6.

        4.6.1 Rollover Contributions shall not be taken into account in determining the allocations and limitations under Section 4.8.

        4.6.2 The Committee may not direct the Trustee to accept a transfer to the Trust from the trustee or custodian of another plan pursuant to this Section
4.6 if such transfer would cause the Plan to become a Transferee Plan. A "Transferee Plan" for purposes of this Section 4.6.2 is a plan which receives a direct or indirect transfer of assets from the trustee or custodian of a plan which is a defined benefit plan, money purchase plan, or other plan which is required to provide automatic survivor benefits pursuant to Code section 401(a)(11), and shall also include any plan which itself receives a direct or indirect transfer of assets from a Transferee Plan.

        4.6.3 Assets transferred to the Trust Fund pursuant to this Section 4.6 shall be credited to the Participant's Rollover Account. A Participant's interest in his or her Rollover Account shall be 100% vested and nonforfeitable at all times.

        4.6.4 If it is later determined that an amount transferred to the Trust Fund pursuant to this Section 4.6 did not in fact qualify as an eligible rollover distribution under Code section 402(c) or a rollover contribution under Code 408(d)(3)(A)(ii), then the balance credited to the Participant's

Rollover Account shall immediately be (A) segregated from all other Plan assets,
(B) treated as a nonqualified trust established by and for the benefit of the Participant, and (C) distributed to the Participant. Such a nonqualifying rollover shall be deemed never to have been a part of the Trust Fund.

        4.6.5 A Participant's Rollover Account shall be distributed at the times and in the manner set forth in Article 8 for his or her Account.

SECTION 4.7 CODE SECTION 402(g), 401(k) AND 401(m) LIMITATIONS ON CONTRIBUTIONS; CORRECTIVE DISTRIBUTIONS.

        4.7.1 Code Section 402(g) Limitation on Participant Elective Deferral Contributions; Corrective Distribution of Excess Elective Deferrals. The aggregate Participant Elective Deferral Contributions for each calendar year made on behalf of any Participant, together with his or her before-tax elective deferrals under any other plan or arrangement subject to Code section 402(g) that is maintained by the Company or an Affiliate, shall not exceed $7,000, as adjusted for cost of living increases in accordance with Code section 402(g)(5), (the "Code Section 402(g) Limit").

                (a) Suspension of Participant Elective Deferral Contributions. The Committee may suspend or limit Participant Elective Deferral Contributions to be made on behalf of any Participant at any time in order to prevent the actual or estimated cumulative amount of such Participant Elective Deferral Contributions together with his or her before-tax elective deferrals under any other plan or arrangement for any calendar year from exceeding the Code Section 402(g) Limit.

                (b) Participant Designation of Excess Elective Deferrals; Distribution. A Participant who has made before-tax elective deferrals in excess of the Code Section 402(g) Limit, under this Plan or under this Plan and one or more other salary deferral plans ("Excess Elective Deferrals"), may give written notice to the Committee specifying the amount that he or she has allocated to this Plan for the preceding calendar year as Excess Elective Deferrals. Such notice must be given no later than March 1 of the year following the calendar year to which it relates. The amount of such Excess Elective Deferrals (together with the income allocable thereto) shall be distributed to the Participant no later than April 15 (to the extent practicable) of the year in which the Participant gives notice.

                (c) Excess Elective Deferrals in the Absence of Participant Designation; Distribution. If the Committee determines that a Participant has made pre-tax elective deferrals under one or more other salary deferral plans subject to Code section 401(k) but the Participant does not give the notice described in Section 4.7.1(b), to the extent the Participant has made Excess Elective Deferrals, such Excess Elective Deferrals shall be deemed to have been made under this Plan and shall be distributed, together with the income attributable thereto, no later than the April 15 (to the extent practicable) following the calendar year for which the deferral was made.

                (d) Coordination with Excess ADP Contributions. Excess Elective Deferrals to be distributed under this Section 4.7.1 for a taxable year shall be reduced by any Excess ADP Contributions previously distributed with respect to the Participant for the Plan Year beginning with or within such taxable year.

                (e) Timing of Income Treatment for Distributed Excess Elective Deferrals. Any Excess Elective Deferrals distributed on or before April 15 of the calendar year following the year to which such Excess Elective Deferrals relate are includible in the Participant's gross income for the taxable year in which such amounts were withheld from the Participant's Compensation. Any Excess Elective Deferrals distributed after April 15 of the calendar year following the year to which such Excess Elective Deferrals relate are includible in the Participant's gross income for the taxable year distributed.

        4.7.2 Code Section 401(k) Actual Deferral Percentage Limitation; Corrective Distribution of Excess ADP Contributions.

                (a) Maximum Allowable ADP. In no event shall the actual deferral percentage (the "ADP") for any Plan Year for the Participants who are Highly Compensated Employees (the "HCEs") exceed the "Maximum Allowable ADP," determined by reference to the ADP for the preceding Plan Year for the Participants who are Non-Highly Compensated Employees (the "NHCEs") using the following table:

                  If the ADP for            The Maximum Allowable
                  the NHCEs is:             ADP for HCEs is:

                  Less than 2%              2.0 x ADP for NHCEs
                  2% to 8%                  ADP for NHCEs + 2%
                  More than 8%              1.25 x ADP for NHCEs

                (b) Actual Deferral Percentage. The ADP for a group of Participants for a Plan Year is the average of the actual deferral ratios (calculated separately for each Participant in the group). The actual deferral ratio for a Participant shall be determined by dividing
        (A) the total of all ADP Contributions (as defined in Section 4.7.2(c)) made on behalf of the Participant for the Plan Year by (B) the Participant's Compensation for the Plan Year. In computing the actual deferral ratio for each Participant, the following special rules shall apply:

                        (1) ADP Contributions will be taken into account in
                determining the ADP for a Plan Year only if they relate to Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election). In the case of a Participant on whose behalf no ADP Contributions are made for the Plan Year (except those not taken into account pursuant to the preceding sentence) the actual deferral ratio for such Participant that is to be included in determining the ADP is zero.

                        (2) An HCE's actual deferral ratio shall be determined
                by treating all cash or deferred arrangements maintained by the Company or any Affiliated Entities as part of this Plan; provided, however, that if an HCE participates in two or more cash or deferred arrangements that have different plan years, this aggregation rule shall be applied by treating all such cash or deferred arrangements with plan years ending with or within the same calendar year as a single arrangement.

                        (3) If the Company or an Affiliate maintains any other
                plan that is aggregated with this Plan for purposes of applying Code sections 401(a)(4) and 410(b), then any cash or deferred arrangement included in such plan shall be treated as part of this Plan for purposes of determining the ADP. Contributions to a plan or portion of a plan that constitutes an employee stock ownership plan within the meaning of Code section 4975(e)(7) shall not be taken into account in determining the ADP. Plans shall be aggregated under the rules set forth in this subsection only if they have the same plan year.

                (c) ADP Contributions. ADP Contributions shall include Participant Elective Deferral Contributions and, at the election of the Committee, Company Qualified Nonelective Contributions, provided that, with respect to Company Qualified Nonelective Contributions:

                        (1) such contributions, alone and together with Company
                Qualified Nonelective Contributions not included in determining the ADP, satisfy the requirements of Code section 401(a)(4); and

                        (2) the effect of including such Company Qualified
                Nonelective Contributions in determining the ADP does not increase the difference between the ADP for the HCEs and the ADP for NHCEs.

                (d) Potential Excess ADP Contributions. In the event that (but for the application of this Section 4.7.2(d)) the Committee determines that the ADP for the Participants who are HCEs would exceed the Maximum Allowable ADP for HCEs permitted under Section 4.7.2(a) for a Plan Year, the Committee in its discretion may reduce the amount or percentage of Salary Deferral Contributions to be made subsequently on behalf of the HCEs by such amount or percentage as, and for as long as, the Committee in its discretion may determine is necessary or appropriate in the circumstances then prevailing to assure that the Maximum Allowable ADP will not be exceeded.

                (e) Actual Excess ADP Contributions; Return of Excess. "Excess ADP Contributions," which are "excess contributions" within the meaning of Code section 401(k)(8)(B), shall occur if the ADP for the HCEs exceeds the Maximum Allowable ADP for the HCEs for a Plan Year. Excess ADP Contributions, together with any income allocable thereto and reduced by any loss allocable thereto (determined as provided below), contributed on behalf of the HCEs shall be distributed to the HCEs within 2-1/2 months after the close of the Plan Year for which they were made to the extent practicable, and in any event before the close of the Plan Year that next follows the Plan Year to which such excess contributions relate, or, in the event of termination of the Plan, within 12 months after the termination of the Plan. Notwithstanding the provisions of Article 8, no consent of the Participant or his or her spouse shall be required for the distribution of Excess ADP Contributions in accordance with this Section 4.7.2(e). In determining the distribution under this Section 4.7.2(e), the following rules shall apply:

                        (1) The amount to be distributed to each HCE shall be
                determined on the basis of the amount of ADP Contributions made on behalf of such HCE in accordance with Code section 401(k)(8)(B) and (C) and the regulations thereunder.

                        (2) The income or loss allocable to such Excess ADP
                Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to ADP Contributions by a fraction, the numerator of which is the Excess ADP Contributions of the Participant for the Plan Year and the denominator of which is the portion of the Participant's Account balance attributable to ADP Contributions as of the end of the Plan Year, reduced by the gain allocable to such amount for the Plan Year and increased by the loss allocable to such amount for the Plan Year. The income or loss allocable to such Excess ADP Contributions for the period between the end of the Plan Year and the date of distribution shall be equal to 10% of the income allocable to Excess ADP Contributions for the Plan Year multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months, a distribution occurring on or before the 15th day of the month shall be treated as having been made on the last day of the preceding month, and a distribution occurring after such 15th day shall be treated as having been made on the first day of the next month.

                        (3) Excess ADP Contributions to be distributed under
                this Section with respect to an Employee for a Plan Year shall be reduced by any Excess Elective Deferrals previously distributed to such Employee for his or her taxable year ending with or within such Plan Year.

        4.7.3 Code Section 401(m) Actual Contribution Percentage Limitation; Corrective Distribution of Excess Aggregate ACP Contributions.

                (a) Maximum Allowable ACP. In no event shall the actual contribution percentage (the "ACP") for any Plan Year for the HCEs exceed the "Maximum Allowable ACP," as determined by reference to the ACP for the preceding Plan Year for NHCEs using the following table:

                  If the ACP for            The Maximum Allowable
                  the NHCEs is:             ACP for HCEs is:

                  Less than 2%              2.0 x ACP for NHCEs
                  2% to 8%                  ACP for NHCEs + 2%
                  More than 8%              1.25 x ACP for NHCEs

                (b) Actual Contribution Percentage. The ACP for a group of Participants for a Plan Year is the average of the actual contribution ratios (calculated separately for each Participant in the group). The ACP shall be determined after determination of Excess Elective Deferrals (under Section 4.7.1), determination of the Excess ADP Contributions (under Section 4.7.2) and after any forfeiture of Company Matching Contributions under Section 4.2.3. The actual contribution ratio for a Participant shall be determined by dividing (A) the total of all ACP Contributions (as defined in Section 4.7.2(c)) made on behalf of the Participant for the Plan Year by (B) the Participant's Compensation for the Plan Year. In computing the actual contribution ratio for each Participant, the following special rules shall apply:

                        (1) Matching Contributions will be taken into account in
                determining the ACP for a Plan Year only if they are made on account of the Participant's Elective Deferral Contributions for the Plan Year and not forfeited under Section 4.2.3. In the case of a Participant on whose behalf no ACP Contributions are made for the Plan Year (except those not taken into account pursuant to the preceding sentences) the actual contribution ratio for such Participant that is to be included in determining the ACP is zero.

                        (2) An HCE's actual contribution ratio shall be
                determined by treating all matching contributions (within the meaning of Code section 401(m)(4)(A)) made on behalf of such HCE and all after-tax employee contributions made by such HCE to plans maintained by the Company or any Affiliated Entities as contributed to this Plan.

                        (3) If the Company or an Affiliate maintains any other
                qualified plan to which are made matching contributions (within the meaning of Code section 401(m)(4)(A)), elective deferrals (within the meaning of Code section 401(m)(4)(B)) or employee contributions, and that plan is aggregated with this Plan for purposes of applying Code sections 401(a)(4) and 410(b), then all such plans shall be treated as part of this Plan for purposes of determining the ACP. Contributions to a plan or portion of a plan that constitutes an employee stock ownership plan within the meaning of Code section 4975(e)(7) shall not be taken into account in determining the ACP. Plans shall be aggregated under the rules set forth in this subsection only if they have the same plan year.

                (c) ACP Contributions. ACP Contributions shall include Company Matching Contributions and, at the election of the Committee, Qualified Nonelective Contributions and Participant Elective Deferral Contributions, subject to the following rules:

                        (1) Qualified Nonelective Contributions allocated to
                Participants' Accounts for a Plan Year may be included in determining the ACP provided that

                                (A) such contributions, alone and together with
                        Qualified Nonelective Contributions not included in determining the ACP, satisfy the requirements of Code section 401(a)(4); and

                                (B) the effect of including such Qualified
                        Nonelective Contributions in determining the ACP does not increase the difference between the ACP for the HCEs and the ACP for NHCEs.

                        (2) Participant Elective Deferral Contributions
                allocated to Participants' Accounts for a Plan Year may be included in determining the ACP provided that

                                (A) such contributions, alone and together with
                        Participant Elective Deferral Contributions not included in determining the ACP, satisfy the requirements of Code section 401(k)(3); and

                                (B) such contributions are not taken into
                        account in determining the ADP.

                (d) Potential Excess ACP Contributions. In the event that (but for the application of this Section 4.7.3(d)) the Committee determines that the ACP for the Participants who are HCEs would exceed the Maximum Allowable ACP for HCEs permitted under Section 4.7.3(a) for a Plan Year, the Committee in its discretion may reduce the amount of ACP Contributions subsequently to be contributed on behalf of the HCEs by such amount as, and for as long as, the Committee in its discretion may determine is necessary or appropriate in the circumstances then prevailing to assure that the Maximum Allowable ACP will not be exceeded.

                (e) Actual Excess ACP Contributions; Return of Excess. "Excess Aggregate ACP Contributions," which are "excess aggregate contributions" within the meaning of Code section 401(m)(6)(B), shall occur if the ACP for the HCEs exceeds the Maximum Allowable ACP for the HCEs for a Plan Year. Excess Aggregate ACP Contributions, together with any income allocable thereto and reduced by any loss allocable thereto (determined as provided below), contributed on behalf of the HCEs shall be distributed to the within 2-1/2 months after the close of the Plan Year for which they were made to the extent practicable, and in any event within 12 months of the close of the following Plan Year, or, in the event of termination of the Plan, within 12 months after the termination of the Plan. Notwithstanding the provisions of Article 8, no consent of the Participant or his or her spouse shall be required for the distribution of Excess Aggregate ACP Contributions in accordance with this Section 4.7.3(e).

                        (1) The amount to be distributed to each HCE shall be
                determined on the basis of the amount of ACP Contributions made on behalf of such HCE in accordance with Code section 401(m)(6)(B) and (C) and the regulations thereunder.

                        (2) The income or loss allocable to such Excess
                Aggregate ACP Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to ACP Contributions by a fraction, the numerator of which is the Excess Aggregate ACP Contributions of the Participant for the Plan Year and the denominator of which is the portion of the Participant's Account balance attributable to ACP Contributions as of the end of the Plan Year, reduced by the gain allocable to such amount for the Plan Year and increased by the loss allocable to such amount for the Plan Year. The income or loss allocable to such Excess Aggregate ACP Contributions for the period between the end of the Plan Year and the date of distribution shall be equal to 10% of the income allocable to Excess Aggregate ACP Contributions for the Plan Year multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months, a distribution occurring on or before the 15th day of the month shall be treated as having been made on the last day of the preceding month, and a distribution occurring after such 15th day shall be treated as having been made on the first day of the next month.

        4.7.4 Prohibition on Multiple Use of Maximum ADP and ACP. Notwithstanding any contrary provision of this Plan, the multiple use of the alternative methods of compliance with Code sections 401(k) and 401(m) contained in Code sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) shall not be permitted. The provisions of Treasury Regulation section 1.401(m)-2(b), and any supplementing or superseding regulation, are incorporated for this purpose. Multiple use occurs if, after corrective distributions required under Sections
4.7.2 and 4.7.3 have been made, the sum of the ADP and the ACP for the HCEs exceeds 1.25 times the greater of the ADP or the ACP of the NHCEs, plus the lesser of (A) 2% plus the lesser of the ADP or ACP of the NHCEs, or (B) 200% of the lesser of the ADP or ACP of the NHCEs. In the event that multiple use occurs, it shall be corrected by reducing the ACP for HCEs, and treating such reduction as an Excess Aggregate ACP Contribution under Section 4.4.7.

        4.7.5 Incorporation of Regulations by Reference. The provisions of Sections 4.7.1 through 4.7.4 are intended to satisfy the requirements of Code section 401(k)(3) and 401(m), respectively. The provisions of Code section 401(k)(3) and 401(m) and of Treasury Regulation sections 1.401(k)-1, 1.401(m)-1 and 1.401(m)-2 are incorporated herein by reference.

        4.7.6 Company Maintenance of Records. The Company shall maintain such records as are necessary to demonstrate compliance with the applicable rules of Code sections 401(k)(3) and 401(m) and the regulations thereunder. Such records shall be sufficient to demonstrate satisfaction of the ADP and ACP Limitations.

SECTION 4.8 CODE SECTION 415 LIMITATIONS ON CONTRIBUTIONS.

        4.8.1 Annual Addition Limitation. Notwithstanding any contrary Plan provision, in no event shall the Annual Addition to any Participant's Account for any Limitation Year exceed the lesser of (A) $30,000 as adjusted for cost of living increases in accordance with Code section 415(d)(1), or (B) 25% of the Participant's Compensation (as defined in Section 4.8.4(c) below) for the Limitation Year.

        4.8.2 Coordination With Other Defined Contribution Plans. If any Participant participates both in this Plan and one or more defined contribution plans or a welfare benefits fund (as defined in Code section 419(e)) maintained by the Company or an Affiliate for the same Limitation Year, the Annual Additions which may be credited to such Participant's Account under this Plan for any such Limitation Year shall not exceed the limitation set forth in
Section 4.8.1 reduced by the Annual Additions credited to such Participant's account under such other defined contribution plans or welfare benefits fund for the Limitation Year. The amount credited to such Participant's accounts under such other defined contribution plans or welfare benefits fund shall be reduced under the provisions of such other plans or fund to the extent permitted before any reduction of excess Annual Addition is made under Section 4.8.5.

        4.8.3 Coordination With Defined Benefit Plans. For Plan Years beginning prior to January 1, 2000, if any Participant participates in both the Plan and one or more defined benefit plans maintained by the Company or an Affiliate for the same Limitation Year, then allocations to such Participant's Account shall be subject to the limitation set forth in Code section 415(e), as modified by Code section 416(h).

        4.8.4 Definitions. For purposes of this Section 4.8, the following definitions shall apply:

                (a) "Aggregated Plan" means any defined contribution Plan (terminated or not) maintained by the Company or an Affiliate, provided that in applying the limitations of this Section 4.8 the special limitation applicable to employee stock ownership plans under Code section 415(c)(6) shall be taken into account with respect to a Participant who participates in any such plan.

                (b) "Annual Addition" means with respect to each Participant the sum for a Limitation Year of

                        (1) the share of all Participant Elective Deferral
                Contributions, Company Contributions and forfeitures allocated to the Participant's Account under this Plan (excluding allocations to restore a previously forfeited amount) plus any excess deferrals determined under Section 4.7.1, any Excess ADP Contributions determined under Section 4.7.2, and any Excess Aggregate ACP Contributions determined under Section 4.7.3;

                        (2) the share of all contributions made by the Company
                and all Affiliated Entities (including salary reduction contributions made pursuant to Code section

                401(k) and any forfeitures) to be credited to the Participant's account under any Aggregated Plan;

                        (3) any nondeductible voluntary employee contributions
                under any Aggregated Plan;

                        (4) any amount allocated to the Participant's individual
                medical account (within the meaning of Code section 415(l)) under a defined benefit plan maintained by the Company or any Affiliate; and

                        (5) any amount attributable to post-retirement medical
                benefits which is allocated to the Participant's separate account under a welfare benefits fund (within the meaning of Code section 419(e)) maintained by the Company or an Affiliate, if such amount is derived from contributions to the welfare benefits fund paid or accrued by the Company or an Affiliate after December 31, 1985; provided, however, that the limitation in Section 4.8.1 shall not apply to any contribution described in this clause (5) which is made after the Participant has separated from service with the Company and all Affiliated Entities.

        Rollover Contributions made pursuant to Section 4.6 shall not be considered in determining the amount of Annual Addition made with respect to a Participant.

                (c) "Compensation" means all Compensation as defined in Section
        2.1.13 plus any remuneration received by the Employee for services performed for an Affiliate; provided, however, that for any Plan Year beginning before January 1, 1998, Compensation for purposes of this
        Section 4.8 shall be reduced by the Participant's Elective Deferral Contributions under the Plan, any other elective deferral (as defined in Code section 402(g)(3)), and any elective salary reduction contributions made to a plan described in Code Section 125 and not includible in the Employee's gross income.

        4.8.5 Reduction of Excess Annual Addition. If any of the limitations specified in Section 4.8.1 are exceeded with respect to any Participant for a Limitation Year, then the amount of the excess Profit-Sharing Contribution, Qualified Nonelective Contribution and/or Matching Contribution, in that order, allocated to the Participant's Account shall be allocated to a Company Contributions suspense account, and the balance credited to such account shall be used to reduce the Company Matching Contributions, Company Qualified Nonelective Contributions, and Company Profit-Sharing Contributions and the, in that order, in the succeeding Plan Year or Years in order of time until the suspense account is exhausted.

        4.8.6 Allocation of Suspense Account Balance. Any suspense account created under Sections 4.5.1 or 4.8.5 above shall not share in the allocations of income and realized or unrealized gains and/or losses of the Trust Fund. For any year in which a suspense account created under Sections 4.5.1 or 4.8.5 is in existence other than the Plan Year with respect to which such suspense account was created, all amounts in such suspense account must be allocated and reallocated to Participants' Accounts (subject to the limitations of Section 4.8.1) before any Company

Contributions may be made in accordance with Sections 4.2, 4.3 or 4.4. In the event the Plan is terminated, any amounts credited to any such suspense account shall be returned to the Company.

SECTION 4.9 TOP-HEAVY PROVISIONS.

        The following provisions of the Plan shall be effective for any Plan Year in which the Plan is a Top-Heavy Plan:

        4.9.1 Minimum Benefit Allocation for Top-Heavy Plan Years. For any Plan Year in which the Plan is a Top-Heavy Plan, the amount of the aggregate allocation of Company Profit-Sharing Contributions and Company Qualified Nonelective Contributions to the Account of each Participant who is both an Eligible Employee as of the last day of the Plan Year and a Non-Key Employee shall be no less than the Minimum Benefit Allocation, regardless of his or her Hours of Service.

        4.9.2 "Minimum Benefit Allocation" Except as provided in Section 4.9.3, for purposes of this Section, the "Minimum Benefit Allocation" for each eligible Non-Key Employee shall be the lesser of:

                (a) 3% of the Participant's Compensation; or

                (b) the same percentage of his or her Compensation as the highest percentage of Compensation allocated for the Plan Year to a Key Employee.

For purposes of determining whether the allocations to Non-Key Employees meet the Minimum Benefit Allocation, in determining the amount of allocations to an Employee's Account, Elective Deferral Contributions of a Key Employee shall be taken into account.

        4.9.3 Top-Heavy Minimum Benefit Allocation for Participant Covered By Defined Benefit Plan. For any Non-Key Employee who is a Participant in this Plan and who is also covered by a defined benefit plan maintained by the Company or any Affiliate (including a terminated or frozen defined benefit plan which must be taken into account under Treasury Regulation section 1.416-1, T-4 and T-5), the following rules shall apply:

                (a) The Minimum Benefit Allocation for any such Participant who receives the "defined benefit minimum" under the defined benefit plan (as defined in Treasury Regulation section 1.416-1, M-2), shall be zero.

                (b) The Minimum Benefit Allocation for any other such Participant shall be 5% of the Participant's Compensation.

                (c) Notwithstanding the foregoing, the Company may increase the Minimum Benefit Allocation for each such Participant to 7 1/2% of the Participant's Compensation for the Plan Year, if necessary in order to permit use of a factor of 1.25 in computing the denominators of the defined benefit fraction and the defined contribution fraction under Code section 415(c) as modified by Code section 416(h).

        4.9.4 Minimum Benefit Contribution for Top-Heavy Years. If the aggregate amount of Company Matching Contributions under Section 4.2, Company Profit-Sharing Contributions under Section 4.4, and Qualified Nonelective Contributions under Section 4.3 is insufficient to meet the Minimum Benefit Allocation requirement of Section 4.9.2 or 4.9.3 as applicable, the Company shall make an additional Profit-Sharing Contribution sufficient to enable the requirement to be met.

SECTION 4.10 CONDITIONS ON CONTRIBUTIONS.

        Notwithstanding any other provisions of this Article 4, the following conditions shall apply with respect to Contributions made under the Plan:

        4.10.1 Form of Contributions. Company Contributions may be made in cash or in kind, or in any combination, provided that contributions in kind may only be made in property acceptable to the Trustee. The Company shall specify, as to each Company Contribution payment it makes to the Trust, the Plan Year to which the payment relates, and what portion of each payment constitutes Participant Elective Deferral Contributions, Company Matching Contributions, Company Qualified Nonelective Contributions and/or Company Profit-Sharing Contributions.

        4.10.2 Time for Contributions. Except as provided in Section 4.1.6 with respect to Participant Elective Deferral Contributions, Company Contributions to be made for a Plan Year may be paid in installments from time to time during or after the Plan Year for which they are made, provided that Company Contributions shall be paid to the Trustee within the time prescribed by law (including extensions) for filing the Company's federal income tax return for its taxable year that ends with or within the Plan Year for which such contributions are made.

        4.10.3 Limitation on Aggregate Contributions.

                (a) The aggregate Contributions for any Plan Year (including those distributed as Excess Aggregate ACP Contributions and those distributed as Excess Elective Deferrals or Excess ADP Contributions), shall not cause the aggregate of all such Contributions to exceed the lesser of: (A) the maximum amount deductible under Code section 404(a)(3) or 404(a)(7), whichever is applicable; or (B) the amount which, when allocated according to the provisions of Article 4, would result in an Annual Addition (as defined in Section 4.8.4(b)) to a Participant's Account equal to the limit specified in Section 4.8.1. If the aggregate amount of such Contributions would exceed either of the foregoing limits, first Company Profit-Sharing Contributions and then Company Qualified Nonelective Contributions shall be reduced (in the case of amounts not yet contributed), or, if applicable, returned in accordance with Section 4.8.5(b) or adjusted in accordance with Section 4.8.5(c) (in the case of amounts already contributed).

                (b) No Company Profit-Sharing Contributions, Company Qualified Nonelective Contributions or Company Matching Contributions shall be made for any Plan Year unless and until any suspense accounts created under Sections 4.5.1 and 4.8.5 are exhausted.

        4.10.4 Continuing Plan Qualification. All Contributions made under the Plan are conditioned upon the continued qualification of the Plan under Code section 401(a) and the exempt status of the Trust under Code section 501(a).

        4.10.5 Deductibility of Contributions. Any Contributions made under the Plan are conditioned upon the deductibility of such Contributions under Code section 404(a).

        4.10.6 Return of Mistaken Contributions. Any Contributions made to the Plan which are contributed or made by reason of a good faith mistake of fact or a good faith mistake in determining the deductibility of the Contribution, shall be returned to the Company as promptly as practicable, but not later than one year after the mistaken contribution was made or the deduction disallowed. The amount returned pursuant to the preceding sentence shall be an amount equal to the excess of the amount actually contributed over the amount that would have been contributed if the mistake had not been made; provided, however, that gains attributable to the returnable portion shall be retained in the Trust; and provided, further, that the returnable portion shall be reduced (A) by any losses attributable thereto and (B) to avoid a reduction in the balance of any Participant's Account below the balance that would have resulted if the mistake had not been made.

                                    ARTICLE 5
                                     VESTING

SECTION 5.1 FULLY VESTED ACCOUNTS: PARTICIPANT ELECTIVE DEFERRAL ACCOUNT, COMPANY QNC ACCOUNT, PARTICIPANT ROLLOVER ACCOUNTS.

        With respect to each Participant, the value of his or her Participant Elective Deferral Account, Company QNC Account and Rollover Account at all times shall be 100% vested and nonforfeitable.

SECTION 5.2 ACCOUNTS SUBJECT TO VESTING: COMPANY MATCHING AND PROFIT-SHARING ACCOUNTS.

        5.2.1 Normal Vesting Schedule. Except as otherwise provided in this
Section 5.2, the value of a Participant's Company Matching Account and Company Profit-Sharing Account shall be vested in accordance with the following schedule:

           Number of                 Vested Percentage of Company Matching
           Years of Service          Account and Company Profit-Sharing Account
           Less than 1                         0%
           1 but less than 2                  50%
           2 but less than 3                  75%
           3 or more                         100%

        5.2.2 Vesting Upon Death, Disability or Attainment of Normal Retirement Age. Notwithstanding any other provision of this Article 5, the value of a Participant's Company Matching Account and Company Profit-Sharing Account shall be 100% vested and nonforfeitable in the event of (A) such Participant's separation from Service by reason of his or her death or Disability, or (B) such Participant's reaching Normal Retirement Age while still an Employee.

        5.2.3 Vesting Upon Termination of the Plan or Complete Discontinuance of Contributions. Notwithstanding any other provision of this Article 5, in the event of the termination or partial termination of the Plan or the complete discontinuance of contributions, the value of the Company Matching Account and Company Profit-Sharing Account of each Participant who is directly affected by such termination or discontinuance shall be 100% vested and nonforfeitable as of the date of such termination or complete discontinuance.

        5.2.4 Vesting Schedule Amendment. In the event of any amendment of the vesting schedule set forth in this Section 5.2, and notwithstanding any other provision of this Plan to the contrary, such amendment shall not apply to reduce the vested and nonforfeitable percentage of any Participant's Company Matching Account and Company Profit-Sharing Account as of the later of the date such amendment is adopted or is made effective. For any Participant who has completed 3 Years of Service by the date which is 60 days after the later of the date the Plan amendment is adopted or the date the Plan amendment becomes effective, the vested and nonforfeitable percentage of such Participant's Company Matching Account and Company Profit-Sharing

Account under the Plan as amended shall not, at any time, be less than such percentage determined without regard to such amendment.

SECTION 5.3 DISREGARDED SERVICE.

        5.3.1 Prior Service of Nonvested Participant After Complete Break in Service. If no portion of a Participant's Company Matching and Company Profit-Sharing Account is vested and nonforfeitable at the time such Participant terminates Service, and if such Participant incurs a Complete Break in Service, then his or her Service completed prior to the Complete Break in Service shall be disregarded in determining the vested portion of any amount allocated to his or her Company Matching Account and Company Profit-Sharing Account after reemployment.

        5.3.2 Subsequent Service After Five Consecutive One-Year Breaks in Service. If a Participant incurs 5 consecutive one-year Breaks in Service, his or her subsequent Service upon reemployment shall be disregarded for purposes of determining the vested portion of his or her Company Matching Account and Company Profit-Sharing Account attributable to Company Matching Contributions and Company Profit-Sharing Contributions credited for periods prior to the 5 consecutive one-year Breaks in Service.

SECTION 5.4 FORFEITURE OF NONVESTED PORTION OF COMPANY MATCHING ACCOUNT AND COMPANY PROFIT-SHARING ACCOUNT.

        Upon termination of a Participant's Service for any reason at any time, the nonvested portion of such Participant's Company Matching Account and Company Profit-Sharing Account shall be forfeited as of the last day of the Plan Year in which the Participant terminated Service.

SECTION 5.5 RESTORATION OF COMPANY MATCHING ACCOUNT AND COMPANY PROFIT-SHARING ACCOUNT UPON REEMPLOYMENT.

        5.5.1 No Restoration of Forfeiture Upon Reemployment After Five Consecutive One-Year Breaks in Service. If a terminated Participant is reemployed by the Company or an Affiliate after he or she incurs 5 consecutive one-year Breaks in Service, any amount of his or her Company Matching Account or Company Profit-Sharing Account forfeited pursuant to Section 5.5 shall not be restored.

        5.5.2 Restoration Upon Reemployment Before Five Consecutive One-Year Breaks in Service. If a terminated Participant is reemployed by the Company or an Affiliate before he or she incurs 5 consecutive one-year Breaks in Service, the amount of his or her Company Matching Account and Company Profit-Sharing Account forfeited pursuant to Section 5.4 shall be restored to his or her Company Matching Account or Company Profit-Sharing Account, as applicable, first from forfeitures for the Plan Year in which such participant is reemployed, and then (if necessary) from an additional Company Contribution in accordance with
Section 4.5.2. If the Participant has received a distribution of any or all of the vested portion of his or her Company Matching Account or Company Profit-Sharing Account subsequent to his or her termination of Service, the amount restored shall be made in accordance with the following rules:

                (a) No restoration shall be made unless the Participant repays to the Trust Fund the full amount of such distribution.

                (b) Repayment must be made before the earlier of the date the Participant incurs 5 consecutive one-year Breaks in Service subsequent to the distribution or 5 years after his or her Reemployment Date.

                (c) For purposes of this Section, a Participant whose vested Company Matching Account or Company Profit-Sharing Account balance is zero shall be deemed to have received a distribution of his or her entire vested Company Matching Account or Company Profit-Sharing Account balance, as applicable. Upon reemployment before 5 consecutive one-year Breaks in Service, such Participant shall be deemed to have repaid the full amount of such distribution.

                (d) If the terminated Participant has received a distribution of a part but not the entire vested portion of his or her Company Matching Account or Company Profit-Sharing Account and does not repay the full amount of the distribution in accordance with paragraph (a) of this
        Section 5.5.2, the previously forfeited amount that shall be restored to his or her Company Matching Account and Company Profit-Sharing Account under this Section shall be the "Restoration Amount" determined by the following formula:

                           Restoration Amount = AB x UV
                                                --------
                                                  V

        For purposes of applying this formula, "AB" is the Participant's Company Matching Account or Company Profit-Sharing Account balance immediately prior to the distribution (as applicable), "UV" is the undistributed vested portion of the Participant's Company Matching Account or Company Profit-Sharing Account immediately after the distribution (as applicable), and "V" is the vested portion of the Company Participant's Matching Account or Company Profit-Sharing Account immediately prior to the distribution (as applicable).

                                    ARTICLE 6
                 PARTICIPANT ACCOUNTS AND INVESTMENT DIRECTIONS

SECTION 6.1 TRUST FUND ASSETS.

        The Trust Fund shall consist of all Contributions to the Plan, all investments and reinvestments made therewith, plus all earnings and gains thereon, less any losses and distributions. The Trustee shall hold and administer all assets of the Trust Fund.

SECTION 6.2 TYPES OF ACCOUNTS.

        6.2.1 A separate Account shall be established and maintained for each Participant, in which shall be recorded the amounts allocated thereto and distributions therefrom and such other information as affects the value of such Account. As appropriate for each Participant and at the direction of the Committee, the Participant's Account shall be segregated into the following subaccounts: a Participant Elective Deferral Account, a Company Matching Account, a Company Profit-Sharing Account, a Company QNC Account, a Participant Rollover Account, and a Loan Account.

        6.2.2 If a Participant made any contributions to the Plan in the form of after-tax Employee voluntary contributions permitted under the Plan during Plan Years commencing prior to January 1, 1998, until distribution of such voluntary contributions are made to the Participant in accordance with Section 8, the Trustee shall maintain a Voluntary Contributions Account subaccount to record the voluntary contributions so contributed, and the gains and losses attributable thereto. No further contributions may be made to a Participant's Voluntary Contributions Account, but in all other respect such Voluntary Contributions Account shall be maintained in the same manner as the other subaccounts of Participant's Account and shall be distributable at the times and in the forms specified in Article 8.

SECTION 6.3 PARTICIPANT INVESTMENT DIRECTIONS.

        6.3.1 Participant Directions for New Contributions. At the time an Eligible Employee elects to make Participant Elective Deferral Contributions to the Plan, such Participant shall direct that a percentage (from 10% to 100%, in multiples of 10%) of all Contributions to be allocated to his or her Account be invested in one or more of the Investment Funds held by the Trustee for investment of Participant's Accounts. Such investment direction shall be made on a form and in such manner as directed by the Committee. Any investment direction given by a Participant shall continue in effect with respect to all Contributions allocated to the Participant's Account, and each subaccount thereof, until changed by the Participant.

        6.3.2 Participant Change in Directions for New Contributions. Once each calendar quarter, a Participant may change his or her investment directions as to all Contributions to be allocated to his or her Account. Such change in the Participant's investment direction shall be made on such form and in such manner as directed by the Committee, and shall be effective as soon as practicable but no later than 30 days from the date of its execution and delivery to the Company.

        6.3.3 Participant Election to Transfer Among Investment Funds. At least once each calendar quarter, and at such other times as the Committee shall determine, a Participant may elect to change his or her investment directions with respect to Contributions previously allocated to his or her Account by directing that a percentage (from 10% to 100%, in multiples of 10%) of the value of the Units in any Investment Fund be transferred from such fund to one or more of the other Investment Funds, subject to such limitations as the Committee shall determine with respect to transfer among Investment Funds. Such election to transfer among Investment Funds shall be made on such form and in such manner as directed by the Committee. Such election to transfer among Investment Funds shall be effective as soon as practicable but no later than the end of the month following the month in which such election is delivered to the Company.

SECTION 6.4 INVESTMENT OF FUND EARNINGS.

        Dividends, interest and other distributions received with respect to an Investment Fund will be invested in that Investment Fund.

SECTION 6.5 INVESTMENT FUND EXPENSES.

        Expenses incurred with respect to an Investment Fund will be charged to such Investment Fund prior to the determination of the value of a Participant's interest in such Fund.

SECTION 6.6 VALUATION OF PARTICIPANT ACCOUNTS.

        6.6.1 General Rule. As of each Valuation Date, each Participant's Account shall be adjusted to reflect the fair market value of the interest held by such Participant's Account in each Investment Fund in which it is invested, less a pro-rata share of any expenses (including commissions, sales charges and soft dollar investment charges) related to the Investment Funds in which such Participant's Account is invested. The value of a Participant's Account on any date shall be deemed to be the value of the Account as determined on the Valuation Date coincident with or next preceding the date of determination, plus any contributions or other amounts subsequently credited thereto, less any distributions subsequently made therefrom and less any expenses attributable thereto.

        6.6.2 Valuation for Distributions. For the purpose of distributing the amount credited to a Participant's Account, the Trustee shall use a valuation of the Participant's Account as of the Valuation Date next preceding the date of distribution, which in no event shall be earlier than the Valuation Date following the cessation of Participant Elective Deferral Contributions to such Participant's Account (the "Distribution Valuation Date"). If such valuation is not available at the time of distribution, the Trustee shall make an initial valuation and final valuation. The initial valuation shall be the amount credited to the Participant's Account as of the most recent Valuation Date for which valuation information is available, reduced by a reasonable amount necessary to offset any loss that may be allocated to the Participant's Account as of the Distribution Valuation Date; the final valuation shall be made after valuation information is available for the Distribution Valuation Date. For purposes of the valuations provided for herein, the Committee may adopt such procedures as it considers equitable to establish a proportionate crediting of Trust income or loss to those portions of Participants' Accounts which have been paid to Participants in the interim period since the next preceding Valuation Date.

SECTION 6.7 STATEMENTS OF ACCOUNTS.

        Each Participant shall be furnished with periodic statements of his or her Account, reflecting the status of his or her interest under the Plan, no less frequently than annually.

                                    ARTICLE 7

                              LOANS TO PARTICIPANTS

SECTION 7.1 LOAN PROGRAM.

        The Plan shall maintain a loan program administered by the Committee for the benefit of eligible Participants. Loans shall be made available to all eligible participants on a reasonable equivalent basis and subject to the provisions of this Article 7. The Committee shall promulgate such rules and procedures, not inconsistent with the express provisions of this Article, as it deems necessary to carry out the purposes of this Article. All such rules and procedures shall be deemed a part of this Plan for purposes of the Department of Labor Regulations section 2550.408b-1(d).

SECTION 7.2 PARTICIPANTS ELIGIBLE FOR LOANS.

        The Participants eligible for loans from the Plan shall be (A) all Participants who are receiving Compensation through the Employer's payroll on a regular and periodic basis, and (B) all Participants who are former Employees and are "parties in interest" within the meaning of ERISA section 3(14). Notwithstanding the preceding sentence, in no event shall a 10% Owner be eligible for loans from the Plan.

SECTION 7.3 LIMITATIONS ON AMOUNT OF LOAN.

        7.3.1 Maximum Amount of Loan. The amount borrowed by a participant shall not exceed the value of the aggregate of the Participant's Elective Deferral Account and Rollover Account and shall not cause the sum of (A) the amount of the loan, plus (B) the highest aggregate outstanding balance of all of the Participant's prior loans from this Plan and any other qualified plan maintained by the Company or an Affiliate during the one-year period ending on the day before the date the loan is made, to exceed an amount equal to the lesser of:

                (a) $50,000, or

                (b) 50% of the vested and nonforfeitable percentage of the value of the Participant's Account (determined as of the Valuation Date immediately preceding the date of the loan).

        7.3.2 Minimum Amount of Loan. The minimum amount for any single loan under the Plan shall be $1,000. A Participant shall not be permitted to borrow from the Plan unless, upon application of the limitations of Section 7.3.1, he or she is eligible to borrow at least $1,000 from the Plan.

        7.3.3 Maximum Number of Loans. A participant may have no more than two loans under the Plan outstanding at any one time.

        7.3.4 Administrative Costs. A Participant shall be required to pay a reasonable amount for the administrative costs of the loan as determined by the Committee, which amount shall be included in the loan amount.

SECTION 7.4 SOURCE OF LOAN FUNDS; SEPARATE ACCOUNTING.

        The Participant may designate the investment fund or funds from which his or her loan is to be made. In the absence of such designation, the loan shall be made proportionately from all investment funds in which the Participant's account is invested at the time of the loan. Any loan made to a Participant shall be treated as a separate investment of the amount credited to such Participant's Account. In accordance with such treatment, (A) any interest or principal paid to the Plan on a Participant's loan shall be credited only to such Participant's Account, and (B) any default on a Participant's loan shall be charged only against his or her Account. The note evidencing a loan to a participant under this Article 7 shall be an asset of the Trust which is allocated to the Account of such participant, and shall for purposes of the Plan be deemed to have a value at any given time equal to the unpaid principal balance of the note plus the amount of any accrued but unpaid interest.

SECTION 7.5 NOTE; SECURITY; INTEREST.

        Each loan shall be evidenced by a note signed by the Participant and shall be secured by 50% of the Participant's vested interest in his or her Account and, as determined by the Committee, such other collateral of sufficient value to secure repayment of the loan principal and interest. The loan shall bear a reasonable rate of interest, as determined by the Committee, commensurate with the interest rates charged by lending institutions under similar circumstances. No loan may be made if the Committee determines that such interest rates exceed the maximum rate permitted by the law of the applicable State for the specified purpose of the loan.

SECTION 7.6 REPAYMENT.

        A definite repayment schedule shall be established for the loan, which shall require level and periodic payments of principal and interest not less frequently than quarterly and over a period not exceeding 5 years (unless the loan is to be used toward the purchase of a principal residence of the Participant). Payments on the loan, together with any and all charges imposed by the Committee or Trustee in connection with the loan, as determined by the Committee, may be required to be made through payroll deductions, authorized in writing by the Participant, for such period as the Participant continues to receive Compensation from the Company. Prepayments shall be permitted in accordance with procedures established by the Committee.

SECTION 7.7 DEFAULT.

        Section 7.7.1 Determination of Default. If a Participant's loan payment has not been made within 30 days after it is due, the Committee shall notify the participant in writing. If the Participant does not make the payment within 30 days of such notice, the loan shall be deemed in default.

        Section 7.7.2 Actions Upon Default. If a Participant loan is determined by the Committee to be in default, then the Committee shall take, or direct the Trustee to take, such action as shall be necessary or appropriate in the circumstances then prevailing. Such action may include, at such time as the Committee shall determine is prudent, realization upon the security interest of the Trust Fund in the collateral pledged to secure the loan (including reduction of the Participant's Account balance by the amount pledged as security for the loan).

        Section 7.7.3 Default Prior to Distributable Event. If a Participant's loan is in default prior to such time as a distribution may be made to the Participant under Article 8, until the first date on which such distribution may be made, the amount by which the Participant's Account would otherwise be reduced on account of the default shall be credited to a separate bookkeeping account and shall be increased annually with the interest rate that applies to the loan. As of the first date on which a distribution may be made to the Participant under Article 8, the balance credited to the Participant's Account shall be reduced by the amount then credited to the defaulted loan bookkeeping account to the extent the Participant's Account has been pledged as security for the loan and the amount of such reduction shall be deemed to have been distributed.

        Section 7.7.4 No Other In-Service Withdrawals While Loan in Default. In the event of a Participant's default on a loan, such participant shall not be permitted to make an in-service withdrawal of any portion of his or her Account under Article 8 until the default is cured.

SECTION 7.8 REPAYMENT UPON DISTRIBUTION.

        If, at the time benefits are to be distributed (or to commence being distributed) to a Participant with respect to separation from Service, there remains any unpaid balance of a loan hereunder, such unpaid balance shall, to the extent consistent with the requirements under ERISA and Code section 401(a), become immediately due and payable in full. Such unpaid balance, together with any accrued but unpaid interest on the loan, shall be deducted from the Participant's Account before any distribution is made. Notwithstanding the foregoing, if a Participant elects that his or her Account be transferred to a qualified plan maintained by another employer in a direct rollover pursuant to Code section 401(a)(31) and in accordance with Section 8.10 of this Plan, and the eligible retirement plan specified by the Participant permits receipt of the Participant's loan note as part of an eligible rollover distribution, provided the loan is not in default at the time of distribution, the unpaid balance of the loan shall not become payable upon distribution, and the note shall be transferred in accordance with the Participant's direct rollover election.

                                    ARTICLE 8
                          DISTRIBUTIONS AND WITHDRAWALS

SECTION 8.1 AMOUNT OF BENEFITS.

        All benefits under the Plan shall be distributed solely from the Trust. The amount of benefits distributable with respect to any Participant shall be equal to the vested and nonforfeitable portion of the value of his or her Account (determined as of the Distribution Valuation Date).

SECTION 8.2 DISTRIBUTION EVENTS.

        Distribution of a Participant's benefits shall be made by reason of the following events:

        8.2.1 Termination of the Participant's Service for any reason, including retirement, resignation, dismissal, Disability or death, other than termination of the Participant's Service in connection with the sale of assets or a subsidiary corporation of the Company;

        8.2.2 The Participant's in-service withdrawal of a portion of his or her Account in accordance with Section 8.5;

        8.2.3 The Participant's attainment of age 70-1/2 if the Participant is a 5% Owner, and otherwise upon election by such Participant after the Participant's attainment of age 70-1/2;

        8.2.4 Termination of the Plan in circumstances where the Company does not establish or maintain a successor defined contribution plan within the meaning of Treasury Regulation section 1.401(k)(d)(3); or

        8.2.5 Termination of a Participant's Service in connection with the sale of at least 85% of the assets of the Company or the sale of a subsidiary corporation of the Company in circumstances where the purchaser does not maintain the Plan within the meaning of Treasury Regulation section 1.401(k)(d)(4) after such sale of assets or subsidiary. For purposes of this
Section 8.2.5, a Participant shall be considered to have terminated Service if he or she continues employment with the purchaser of such assets or subsidiary corporation where such purchaser is not an Affiliate.

SECTION 8.3 TIMES FOR DISTRIBUTION TO PARTICIPANTS.

        8.3.1 Distribution to Participant on Account of Termination of Service or Termination of the Plan. Distributions permitted under Section 8.2.1 by reason of the termination of a Participant's Service shall normally be made or commenced as soon as practicable after the termination of the Participant's Service, or, if later, as soon as practicable after any consent of the Participant and Spousal Consent, if applicable, required under this Article 8 is received by the Committee.

        8.3.2 In-Service Withdrawals. Distributions arising from a Participant's withdrawal of all or any portion of the vested and nonforfeitable percentage of his or her Account pursuant to Section 8.5 shall occur as soon as practicable after the Committee receives the Participant's written withdrawal request and has determined that the distribution will meet the requirements of Section 8.5 or, if later, after any Spousal Consent required under this Article 8 is received by the Committee.

        8.3.3 Consent Required for Early Distribution. If the amount distributable to a Participant exceeds (or at the time of any prior distribution exceeded) $5,000, no distribution shall be made or commenced to such Participant before the Participant attains Normal Retirement Age, unless the Participant has consented in writing to receive an earlier distribution by making an early distribution election. Such election shall be in the form and manner determined by the Committee. A Participant's written request for an in-service withdrawal pursuant to Section 8.5 shall be deemed to be the consent required under this Section. A Participant's failure to consent to an early distribution shall be deemed to be an election to defer distribution to the date the Participant attains Normal Retirement Age. Notwithstanding the foregoing, upon termination of the Plan, (A) the Participant's Account may be distributed without the Participant's consent if the Company does not maintain another defined contribution plan and (B) the consent of the Participant shall not be required for a transfer of the Participant's Account balance to any other qualified defined contribution plan maintained by the Company.

        8.3.4 Required Beginning Date for Distributions After Termination of Service. All distributions not made or commenced to a Participant sooner pursuant to the foregoing provisions shall be made or commenced no later than the 60th day after the latest of the close of the Plan Year in which occurs the date the Participant terminates Service, or, if later, (A) the date on which the Participant attains Normal Retirement Age; (B) the 10th anniversary of the date the Participant first commenced participation in the Plan.

        8.3.5 Distribution Required Upon Attainment of Age 70-1/2. In the case of a Participant who is a 5% Owner, all distributions not made or commenced sooner pursuant to one of the foregoing provisions of this Section 7.3 shall be made or commenced no later than the April 1 that next follows the calendar year in which such Participant attains age 70-1/2. Any amount allocated to such Participant's Account after such date shall be distributed as soon as practicable after such amount is allocated, and in any event no later than the December 31 following the date as of which such amount is allocated to the Participant's Account.

        8.3.6 Distribution on Termination of the Plan. Distributions permitted under Section 8.2.4 upon termination of the Plan shall normally be made or commenced as soon as practicable after the termination of the Plan; provided, however, that if the Company makes an application to the Internal Revenue Service for a determination with respect to the qualified status of the Plan on termination, distribution shall be made as soon as practicable following the completion of such determination procedure.

SECTION 8.4 FORM OF DISTRIBUTION.

        8.4.1 Normal Form of Benefit Payment. If the total amount distributable to a Participant exceeds (or at the time of any prior distribution exceeded) $5,000, benefits under this Plan shall be payable in one of the following forms:

                (a) a single sum distribution; or

                (b) an installment distribution consisting of approximately equal monthly, quarterly, semi-annual or annual installments paid over a term certain not extending beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated beneficiary).

In the case of an installment distribution, if the Participant's spouse is not his or her Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

        8.4.2 Immediate Single Sum Payment of Small Benefits (Vested Benefit Not Exceeding $5,000). Notwithstanding any other provision of this Plan with respect to the time or form of distribution of a Participant's benefits, upon termination of the Participant's Service for any reason (including death or Disability), if the vested and nonforfeitable portion of the Participant's Account balance does not exceed (or at the time of any prior distribution did not exceed) $5,000, any benefit payable to the Participant of his or her Beneficiary under this Plan shall be paid in the form of a single sum payment in cash. Such payment shall be made as soon as practicable after the Participant's termination of Service. No consent of the Participant or his or her spouse or Beneficiary shall be required for such distribution.

SECTION 8.5 IN-SERVICE WITHDRAWALS.

        8.5.1 Withdrawals After Attainment of Age 59-1/2. A Participant who has attained the age of 59-1/2 shall have the right, exercisable in his or her discretion by written request delivered to the Committee, to withdraw all or any portion of the balance of his or her Participant Elective Deferral Account (after reduction for the balance of any outstanding loan), Company QNC Account, Voluntary Contributions Account (if any) and, if the Participant is 100% vested therein, his or her Company Matching Account and Company Profit-Sharing Account. Only one such withdrawal shall be permitted in a Plan Year.

        8.5.2 Hardship Withdrawals. Upon written request by a Participant, the Committee may authorize a withdrawal by such Participant from his or her Participant Elective Deferral Account (and Voluntary Contributions Account, if such subaccount is maintained for the Participant pursuant to Section 6.2.2), provided that authorization for such withdrawal and the amount thereof shall be given only on account of hardship incurred by the Participant that imposes immediate and heavy financial need which may not reasonably be met by the Participant's other resources. A request for hardship withdrawal shall be made in such form and manner as the Committee shall direct. Determination of hardship shall be made by the Committee in a uniform and nondiscriminatory manner and in accordance with the guidelines established by the Code or regulations thereunder. A hardship withdrawal shall not exceed the amount required to meet the immediate financial need created by the hardship and shall not exceed the aggregate of the Participant Elective Deferral Contributions (and after-tax voluntary contributions, if a Voluntary

Contributions Account is maintained for the Participant pursuant to Section 6.2.2) made on behalf of the Participant, reduced by any previous hardship withdrawals made by such Participant.

                (a) For purposes of this Section, "hardship" shall include the need to pay the following items, to the extent provided in applicable Treasury regulations:

                        (1) nonreimbursable medical expenses of the Participant,
                his or her spouse or dependents;

                        (2) any portion of the purchase price (excluding
                mortgage payments) of a principal residence for the Participant;

                        (3) tuition for the next semester or quarter of
                post-secondary education for the Participant, or for his or her spouse or dependents;

                        (4) a payment to prevent eviction of the Participant
                from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence;

                (b) A hardship withdrawal shall not be made unless:

                        (1) the Participant represents to the Committee, in the
                form and manner prescribed by the Committee, that the withdrawal does not exceed his or her immediate and heavy financial need; and

                        (2) the Participant cannot receive any other
                distribution or loan under this Plan or any other plan maintained by the Company or an Affiliate.

                (c) If a Participant makes a hardship withdrawal, such Participant shall be a "Suspended Participant," and all Participant Elective Deferral Contributions that would otherwise be made on his or her behalf shall be suspended and reduced as follows: (A) no Participant Elective Deferral Contributions may be made to the Plan on his or her behalf for the 12 month period beginning on the date of the hardship withdrawal, and (B) the amount of Participant Elective Deferral Contributions which may be made on his or her behalf for the Plan Year immediately following the Plan Year in which the Participant receives the hardship distribution shall be reduced by the amount of the hardship distribution.

SECTION 8.6 DEATH BENEFITS.

        8.6.1 No Other Death Benefits. Except as provided in this Article 8, no death or other survivor benefits are provided under the Plan.

        8.6.2 Designated Beneficiary. Subject to the Spousal Consent required in
Section 8.6.5, each Participant may designate one or more individuals to receive benefits under the Plan on or after the death of the Participant. A Participant may also designate a trust as one of his or her Beneficiaries, provided the requirements of proposed Treasury regulation section 1.409(a)(9)-1,

Q&A D-5 are met with respect to such trust. A Participant may change or revoke his or her designation from time to time. Any designation, change in designation or revocation of designation shall be made in such form and manner as the Committee shall direct, and shall become effective only upon its receipt by the Committee. The last effective designation or revocation received by the Committee shall supersede all prior designations.

        8.6.3 Failed Beneficiary Designations. If a Participant dies without having effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the benefits payable on the Participant's death shall be paid to the Participant's surviving spouse or, if the Participant is not survived by his or her spouse, such benefits shall be paid to the following persons (if living) in the following order of priority: the surviving children (including adopted children), parents, siblings, nephews and nieces of the Participant, or the executors and/or administrators of his or her estate. The Committee's determination as to which persons (if any) qualify within the aforementioned categories shall be final and conclusive upon all persons.

        8.6.4 Payment of Death Benefits. Upon the death of a Participant, if the total amount distributable exceeds (or at the time of any prior distribution exceeded) $5,000, such amount shall be payable as follows:

                (a) Death of Participant After Payment of Benefits. If a Participant dies after distribution of his or her benefits has commenced in the form of installments, any remaining portion of the Participant's benefits not distributed at the time of his or her death shall be distributed under the same installment method previously established for such Participant, unless the Beneficiary elects a single sum distribution or a more rapid form of installment distribution.

                (b) Death of Participant Before Payment of Benefits. If a Participant dies before distribution of his or her benefits is made or commenced (other than in the form of a withdrawal pursuant to Section 8.5), the amount distributable with respect to such Participant shall be distributed to his or her surviving spouse, or to such other Beneficiary as is designated in accordance with this Section 8.6, in the form of a single sum payment in cash.

                (c) Remainder of Death Benefits. Any amount distributable with respect to a Participant that is not distributed in accordance with Sections 8.6.4(a) or (b) above shall be distributed within 5 years after the Participant's death.

        8.6.5 Spousal Consent. If a Participant designates any individual other than his or her spouse (or designates a trust in accordance with Section 8.6.2) as his or her Beneficiary with respect to benefits otherwise payable to his or her surviving spouse under Section 8.6.3 of this Plan, the designation shall be ineffective in the absence of Spousal Consent. Such designation may be revoked at any time by the Participant, but a new Beneficiary other than the Participant's spouse may not be substituted in the absence of Spousal Consent to the new designation unless the previously executed Spousal Consent expressly permits changes in the Beneficiary designation without any requirement of further Spousal Consent.

SECTION 8.7 QUALIFIED DOMESTIC RELATIONS ORDER.

        Notwithstanding any other provision of the Article 8, the Trustee may make distributions pursuant to a qualified domestic relations order (as defined in Code section 414(p)), provided that the Committee has properly notified the Participant and any alternate payee of the order and has determined that the order is a qualified domestic relations order in accordance with the procedures set forth in Section 10.6.2.

SECTION 8.8 PAYMENTS TO INCOMPETENTS.

        If any individual to whom a benefit is payable under the Plan is a minor, or if the Committee determines that any individual to whom a benefit is payable under the Plan is physically or mentally incompetent to receive such payment or to give a valid release therefor, payment shall be made to the guardian or other representative of the estate of such individual which has been duly appointed by a court of competent jurisdiction. If no guardian or other representative has been appointed, payment may be made to or applied to or for the benefit of the minor or incompetent, the incompetent's spouse, children or other dependents, the institution or persons maintaining the minor or incompetent, or any of them, in such proportions as the Committee from time to time shall determine. The release of the person or institution receiving the payment shall be a valid and complete discharge of any liability of the Plan with respect to any benefit so paid.

SECTION 8.9 UNDISTRIBUTABLE ACCOUNTS.

        8.9.1 General Rule. Each Participant (and in the event of the Participant's death his or her Beneficiary) shall keep the Committee advised of his or her current address. If the Committee is unable to locate (A) a Participant by the close of the fifth Plan Year after the Plan Year in which the Participant terminated Service or, if earlier, by the 60th day after the close of the Plan Year during which occurs the Participant's Normal Retirement Date, or (B) a Beneficiary to whom a Participant's Account is payable under Section
8.6 within 6 months after the death of the Participant (or the death of the Participant's surviving spouse), the Participant's Account shall be closed. The balance credited to the Account shall be forfeited and shall be used in accordance with Section 4.5.1. If a Participant or Beneficiary entitled to a distribution whose Account was closed under the preceding sentence subsequently files a claim for distribution of his or her Account, the balance previously forfeited upon closure of the Account shall be restored to the Account by means of a special contribution made to the Trust by the Company in accordance with
Section 4.5.2.

        8.9.2 Undistributable Accounts Upon Plan Termination. If any Participants or Beneficiaries cannot be located within 6 months after termination of the Plan, the amounts payable to all such Participants or Beneficiaries shall be deposited in a bank account bearing a reasonable rate of interest. Each such Participant or Beneficiary shall be credited with an undivided interest in the account and the earnings thereon and charged with a pro-rata share of the expenses of such account in proportion to the amount of such account distributable to him or her upon termination of the Plan. Unless earlier distributed to a Participant or Beneficiary whom the Committee determines is entitled to a distribution, any amounts held in such account for the benefit of a missing

Participant (or his or her Beneficiary) after 5 years from the date of the termination of the Plan shall be returned to the Company or otherwise disposed of if so required by applicable law. Such account shall thereupon be closed.

SECTION 8.10 DIRECT ROLLOVERS OF ELIGIBLE DISTRIBUTIONS.

        A Participant who is eligible to receive an "eligible rollover distribution" within the meaning of Code section 401(c)(4) may elect to have such distribution paid directly to an "eligible retirement plan" within the meaning of Code section 401(c)(8)(B) by directing (in such form and at such time as the Committee may prescribe) that such distribution be made in the form of a direct trustee-to-trustee transfer to the eligible retirement plan specified by the Participant (a "direct rollover"). If a Participant elects a direct rollover of his or her account balance to an eligible retirement plan within the meaning of Code section 401(c)(8)(B)(iii) maintained by another employer and such plan accepts rollovers of outstanding loan balances, then such Participant's rollover shall include any outstanding loan balance under this Plan; provided, however, that the Participant's loan is not in default at the time of distribution.

                                    ARTICLE 9
                             PLAN ADMINISTRATION AND
                            FIDUCIARY RESPONSIBILITY

SECTION 9.1 AUTHORITY TO CONTROL AND MANAGE THE PLAN.

        The authority to control and manage the operation and administration of the Plan shall be allocated as provided in this Agreement between the Company, the Committee, and the Trustee, all of whom are named fiduciaries under ERISA section 402(a)(1).

        9.1.1 Duties of the Company. The Company, by action of its Board of Directors or its duly authorized agents, shall have sole authority and responsibility for:

                (a) the removal of the Trustee and the appointment of one or more successor trustees;

                (b) the appointment and removal of the members of the Committee;

                (c) the amendment of this Agreement, subject to the written consent of the Trustee to any change in the liabilities or duties of the Trustee under this Agreement;

                (d) the preparation and filing of reports and other information concerning the Trust as may be required by applicable law, except such reports and information as are specifically required by law to be prepared and filed by the Trustee;

                (e) the termination of the Plan and Trust; and

                (f) all other acts permitted or required to be performed by the Company under this Agreement.

        9.1.2 Duties of the Committee. The Committee shall have sole authority and responsibility for:

                (a) the determination of the existence, nature and amount of the rights and interests of any Participant or Beneficiary under the Plan and Trust;

                (b) the issuance of appropriate directions to the Trustee as to the investment of the assets of the Trust in accordance with Article 6 of this Agreement;

                (c) the establishment and communication of a funding policy to the Trustee and, in accordance with such funding policy, the coordination of the Trust's investment policy with the Trust's requirements for funds to pay expenses and benefits as they become due;

                (d) the valuation of Participants' Accounts in accordance with
        Section 6.6;

                (e) the maintenance of individual Participant records and the issuance of appropriate directions to implement benefit payments from the Trust; and

                (f) all other acts permitted or required to be performed by the Committee under this Agreement.

        9.1.3 Duties of the Trustee. The Trustee shall not be responsible in any respect for the administration of the Plan itself, but otherwise the Trustee shall have sole authority and responsibility for:

                (a) the receipt of contributions to and the payment of benefits from the Trust as provided in this Agreement;

                (b) except as otherwise provided in Article 6 of this Agreement, the control, management, investment and reinvestment of the assets of the Trust, in accordance with the directions of the Committee;

                (c) the maintenance and production of records and reports pertaining to the administration of the Trust; and

                (d) the performance of the general administrative powers conferred under Article 11 of this Agreement with respect to the Trust, subject, however, to the directions of other fiduciaries specifically authorized to direct the Trustee with respect to the exercise of such powers.

SECTION 9.2 DELEGATION OF FIDUCIARY DUTIES; EMPLOYMENT OF AGENTS.

        Each named fiduciary may delegate any or all of its responsibilities to persons who are not named fiduciaries with respect to the specific responsibility or responsibilities so delegated; provided, however, that a named fiduciary may not delegate its responsibility to manage and control the assets of the Trust. Any such delegation shall be in writing and shall be made a permanent part of the records of the named fiduciary. Such delegation shall be reviewed periodically and shall be terminable under such conditions and upon such notice as the named fiduciary, in its sole discretion, deems reasonable and prudent under the circumstances. Each named fiduciary may employ such agents, counsel, actuaries, clerical assistance, custodians and others as it may deem necessary.

SECTION 9.3  FIDUCIARY RESPONSIBILITIES.

        9.3.1 Fiduciary Standards. Each fiduciary shall discharge his or her duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and:

                (a) for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

                (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                (c) in accordance with the provisions of the Plan as set forth in this Agreement insofar as they are consistent with the provisions of Title I of ERISA.

        9.3.2 Prohibited Transactions. A fiduciary shall not cause the Plan to engage in a transaction if he or she knows or should know that such transaction constitutes a prohibited transaction under ERISA section 406 or Code section 4975, unless such transaction is exempted under ERISA section 408 or Code section 4975.

        9.3.3 Fiduciary Liability. A fiduciary shall be liable for any breach of his or her fiduciary responsibilities and for a breach of fiduciary responsibility by another fiduciary under this Plan to the extent provided under ERISA section 405. Notwithstanding the preceding sentence, except as required by specific provisions of ERISA, no person who is a fiduciary with respect to the Plan shall be under any obligation to perform any duty or responsibility with respect to the Plan which has been specifically allocated to another fiduciary.

        9.3.4 Multiple Fiduciary Capacities. To the extent permissible under ERISA, any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

SECTION 9.4 PLAN ADMINISTRATOR.

        For purposes of ERISA and the Code, the Committee shall be the "Plan Administrator," and shall have the duty and authority to comply with the requirements of ERISA and the Code specifically imposed upon the Plan Administrator. The Committee shall, furthermore, be the agent of the Plan for the service of legal process.

SECTION 9.5 ADMINISTRATIVE EXPENSES.

        All expenses incurred in the administration of the Plan, including Trustee fees and expenses, shall be paid by the Company, provided that the Committee may, to the extent not inconsistent with ERISA, direct payment of such expenses in reasonable amounts from the Trust Fund to the extent such payment (if subject to ERISA section 406) is exempt under ERISA section 408. To the extent permissible under ERISA and to the extent practicable, all fees and expenses incurred with respect to an Investment Fund shall be paid out of such Investment Fund prior to valuation of any Participant's interest in such Investment Fund.

                                   ARTICLE 10
                            ADMINISTRATIVE COMMITTEE

SECTION 10.1 APPOINTMENT OF COMMITTEE AND COMMITTEE MEMBERS.

        The Plan shall be administered by a Committee appointed by and holding office at the pleasure of the Company. The number of Committee members shall be determined by the Company, and each member shall serve for such term as the Company may designate or until his or her resignation or removal. Any member of the Committee who is also an Employee shall serve as such without additional compensation. Any member of the Committee may resign at any time by written notice mailed or delivered to the Company. The Company may remove any member of the Committee at any time and may fill any vacancy which exists. The Company shall notify the Trustee in writing of any change in the membership of the Committee, and the Trustee shall not be deemed to be on notice of any change in the membership of the Committee unless so notified.

        10.1.1 Powers of the Committee. The Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purpose of this Plan not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein. Specifically, the Committee shall have all powers necessary to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following powers:

                (a) to interpret and construe the provisions of the Plan and Trust;

                (b) to determine the status and rights, and to decide any disputes which may arise with regard to such status or rights, of Employees, Participants or Beneficiaries hereunder;

                (c) to decide all questions relating to eligibility to participate in the benefits of the Plan and Trust;

                (d) to cause one or more separate Accounts to be maintained for each Participant;

                (e) to determine the manner and form, and to notify the Trustee, of any distribution to be made under the Plan;

                (f) to adjust and settle on behalf of all persons having or claiming any interest in the Trust or under the Plan all claims against the Trust;

                (g) to determine whether any domestic relations order received by the Plan is a Qualified Domestic Relations Order, as defined in Code section 414(p);

                (h) to determine the liabilities of the Plan, and to establish and communicate a funding policy to the Trustee and any Investment Manager having responsibility for Plan investments, which funding policy shall contain such information as is necessary or helpful to coordinate the Plan's investment policy with the Plan's requirements for funds to pay expenses and benefits as they become due;

                (i) to instruct the Trustee to invest and reinvest the assets of the Trust Fund or any part thereof in accordance with Article 6;

                (j) to select one or more Investment Funds in which Participants may direct investment of their Accounts in accordance with Article 6;

                (k) to employ such counsel, agents and advisors, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

                (l) to act as agent for the Company in keeping all records and assisting with the preparation of all reports and disclosures necessary for purpose of complying with the reporting and disclosure requirements of ERISA and the Code;

                (m) to purchase insurance in order to relieve the Committee members from liability for any act or omission to act or any error in judgment made in good faith in the administration of the Plan and any responsibility, obligation or duty imposed by ERISA;

                (n) to delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the fiduciary and/or ministerial functions of the Committee under the Plan;

                (o) to establish all procedures necessary and appropriate to carry out its responsibilities under the Plan; and

                (p) in general, to direct the administration of the Plan and Trust.

SECTION 10.2 ACTIONS BY COMMITTEE.

        Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent. No member of the Committee who is also an Employee shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own Account under the Plan. The Committee may authorize one or more members to execute documents on its behalf and direct the Trustee in the performance of its duties hereunder. The Trustee, upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Committee.

SECTION 10.3 DECISIONS OF COMMITTEE.

        All decisions of the Committee, and any action taken by it with respect to the Plan and within the powers granted to it under the Plan, shall be conclusive and binding on all persons, subject to the claims and appeal procedure described in Section 10.6.

SECTION 10.4 RECORDS AND DOCUMENTS AVAILABLE TO PARTICIPANTS.

        Such of its records as may pertain solely to a particular Participant shall be made available to such Participant either by periodic reports or by presentation for examination by such Participant during business hours. The Committee shall maintain convenient means of conference with Participants at reasonable hours and places to assure a full understanding of the rights and benefits of Participants and to answer questions and assist Participants in obtaining the greatest benefit from the existence of the Plan and Trust. The Committee shall keep on file a copy of this Plan and Trust, including any subsequent amendments, all annual and interim reports of the Trustee and the latest annual report and summary plan description required under Title I of ERISA for examination by Participants during business hours.

SECTION 10.5 COMMITTEE TO PROVIDE INFORMATION TO TRUSTEE.

        The Committee shall inform the Trustee in writing of the death, attainment of retirement age, disability, permanent disability or termination of employment of a Participant and shall furnish the Trustee with such other pertinent data as it may request.

SECTION 10.6 PROCEDURES OF THE COMMITTEE.

        10.6.1 Claims Procedure.

                (a) Claims. A claim is a request for a Plan benefit by a Participant or Beneficiary ("Claimant"). Claims, and all requests, notices, applications and other communications relating thereto may be made directly by a Claimant or indirectly by his or her duly appointed representative.

                (b) Claim Filing. A claim is considered to have been filed when a written request for benefits from a Claimant is received by the Committee or by an officer of the Company.

                (c) Notification of Claims Decision. If a claim is wholly or partially denied, the Committee shall provide written notice of the decision to the Claimant within 90 days from the date such claim was filed. In special circumstances the Committee may take an additional 90 days to make its determination and in such case shall provide written notice of the extension and the reason therefor to the Claimant prior to the termination of the initial 90-day period. The notification of claims decision shall set forth the following:

                        (1) the specific reason or reasons for the denial;

                        (2) a specific reference to the Plan provision upon
                which the denial is based;

                        (3) a description of any additional material or
                information that the Claimant may use to perfect the claim, together with an explanation of why such material or information is necessary; and

                        (4) the necessary steps that must be taken if the
                Claimant desires to submit his or her claim for review.

                (d) Review Procedure. Upon written request to the Committee by a Claimant the Committee shall review a denied claim. The request shall be made within 60 days of the notification of denial and may include issues and comments supporting the request for review. The Claimant shall have the right to review all pertinent documents as part of the review procedure.

                (e) Decision on Review. The Committee shall issue its decision on review within 60 days after receipt of the request for review. In special circumstances the Committee may take an additional 60 days to make its determination and in such case shall provide written notice of the extension and the reason therefor to the Claimant prior to the termination of the initial 60-day period. The decision on review shall be made in writing and shall include specific reasons for the decision with references to the pertinent Plan provisions on which the decision is based.

10.6.2 Procedure with Respect to Domestic Relations Orders.

                (a) In the case of any domestic relations order received by the
        Plan:

                        (1) the Committee shall promptly notify the Participant
                and any other alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of domestic relations orders; and

                        (2) within a reasonable period after receipt of such
                order, the Committee shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each alternate payee of such determination.

                (b) During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall segregate in a separate account, in the Plan or in an escrow account, the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

                (c) If within 18 months the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto.

                (d) If within 18 months (A) it is determined that the order is not a Qualified Domestic Relations Order, or (B) the issue as to whether such order is a Qualified Domestic Relations Order is not resolved, then the Plan shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order.

                (e) The term "alternate payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable hereunder with respect to such Participant.

                (f) A judgment, decree or order shall not be considered not to be a Qualified Domestic Relations order merely because it requires a distribution to an alternate payee (or the segregation of accounts pending distribution to an alternate payee) before the Participant is otherwise entitled to a distribution under the Plan.

                                   ARTICLE 11
                                   THE TRUSTEE

SECTION 11.1 ACCEPTANCE OF TRUST.

        By executing this Agreement, the Trustee hereby accepts the Trust and agrees to carry out the provisions hereof on its part to be kept and performed.

SECTION 11.2 DUTIES AND POWERS OF TRUSTEE.

        11.2.1 The duties of the Trustee shall be confined to safeguarding and valuing Trust assets, investing and reinvesting the Trust Fund and carrying out the directions of the Committee or of the Investment Manager if one has been appointed. The Trustee shall have the right to act upon said instructions without notice to any Participant or Beneficiary.

        11.2.2 The Trustee shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Agreement and shall be entitled to withhold making payments until the identity and mailing address of any person entitled to benefits are certified by the Committee. In the event that any dispute shall arise as to the identity or rights of persons entitled to benefits hereunder, the Trustee may withhold payment of benefits until such dispute shall have been determined by a court of competent jurisdiction or shall have been settled by written stipulation of the parties concerned.

        11.2.3 The Trustee shall not be responsible for any inadequacy of the Trust Fund to meet and discharge any and all payments under the Plan.

        11.2.4 The Trustee, in addition to and not in limitation of all its common-law and statutory authority, shall have power with regard to all property which may at any time, and from time to time, form part of the principal or income of the Trust Fund:

                (a) to register any securities or other property held hereunder in the name of the Trustee, or in the name of a nominee with or without the addition of words indicating that such securities or other property are held in a fiduciary capacity, and to hold in bearer form any securities or other property held hereunder so that title thereto will pass by delivery, but the books and records of the Trustee shall show that all such investments are part of the Trust Fund;

                (b) with respect to securities held hereunder, to vote, give proxies and pay assessments or other charges, to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers, and liquidations, and incident thereto to deposit securities with and transfer title to any protective or other committee upon such terms as it may deem advisable;

                (c) to collect the principal and income of the Trust Fund as the same shall become due and payable, and to give binding receipts therefor;

                (d) if at any time there shall be a default in the payment of such principal or income or any part thereof, to take such action, whether by legal proceedings, compromise or otherwise, as it may consider advisable;

                (e) to surrender or assign any insurance or annuity contract held hereunder as directed in writing by the Committee and as so directed to pay the premiums and exercise the rights, privileges, options and benefits contained in any such contract;

                (f) to sell for cash or upon terms, convey, exchange, convert, and manage the Trust Fund;

                (g) to borrow money, encumber, or hypothecate by mortgage, deed of trust, pledge or otherwise, any part of the Trust Fund, to compromise, settle or adjust any claim against or in favor of the Trust, or sue or defend for or on behalf of the Trust; and to enforce and collect all notes, mortgages, bonds, deeds of trust or other choses in action at any time constituting a part of the Trust Fund;

                (h) to renew or extend the time of payment of any obligation due or becoming due to the Trust Fund, and to foreclose by judicial proceedings or otherwise any security belonging to the Trust Fund;

                (i) to participate as a general or limited partner on behalf of the Trust Fund in any general or limited partnership; and

                (j) to lease for terms within or beyond the term of this Trust and for any purpose, to sell at public or private sale for cash or on terms, exchange, partition, grant options, improve, manage, hypothecate or otherwise dispose of any real or personal property comprising a part of the Trust Fund upon such terms and in such manner as the Trustee in its discretion may deem advisable.

SECTION 11.3 INDICIA OF OWNERSHIP OF TRUST ASSETS.

        The Trustee shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States.

SECTION 11.4 TRUSTEE'S REPORTS.

        11.4.1 Time for Reports; Content. The Trustee shall submit to the Committee such interim reports or other information as the Committee and the Trustee shall mutually agree. Within 60 days or within a reasonable period following (A) each Valuation Date, (B) the effective date of the Trustee's removal or resignation, or (C) the effective date of the termination of the Plan, unless a different period is mutually agreed upon, the Trustee shall submit to the Committee a written report relating to the period following the period covered by its last report. Such report shall set forth all transactions relating to the Trust during the applicable period, including (but not limited to) investment purchases and sales, receipts, disbursements, additions and withdrawals, and a listing of the assets of the Trust showing carrying and market values as of the end of the report period.

        11.4.2 Determinations of Value. The Trustee shall report to the Committee regarding determinations of the value of the Trust Fund. Notwithstanding any other provisions of this Agreement, if the Trustee, in making such determinations, shall determine that the Trust Fund consists, in whole or in part, of property not traded freely on a recognized market or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee, the Trustee shall request the Committee to instruct the Trustee as to the fair market value of such property for all purposes under the Plan and Trust Agreement. In such event, the fair market value placed upon such property by the Committee in its instructions to the Trustee shall be conclusive and binding. If the Committee shall fail or refuse to instruct the Trustee as to the fair market value of such property within a reasonable time after receipt of the Trustee's request to do so, the Trustee shall take such action as is required to ascertain the fair market value of such property including the retention of such counsel and independent appraisers as it considers necessary, and in such event the fair market value so determined shall be conclusive and binding.

SECTION 11.5 APPROVAL OF TRUSTEE'S ACCOUNTING.

        The written approval of any Trustee accounting by the Company or Committee shall be final as to all matters and transactions stated or shown therein and binding upon the Company, Committee, and all persons who then shall be or thereafter shall become interested in this Trust. Failure of the Company or Committee to notify the Trustee within 180 days after receipt of any accounting of its disapproval of such accounting shall be the equivalent of written approval.

SECTION 11.6 REORGANIZATION OF TRUSTEE.

        Any reorganization or change of entity of the Trustee by means of merger, consolidation, or otherwise shall cause a succession of trusteeship hereunder to occur without the execution of any document and without any action of any kind by any of the parties hereto.

SECTION 11.7 RESIGNATION OR REMOVAL OF TRUSTEE.

        The Trustee may resign at any time upon 60 days' written notice to the Company, unless a shorter period is acceptable to the Company; provided that such resignation shall not become effective until appointment and acceptance of a successor Trustee. The Company may at any time remove the Trustee upon 30 days' written notice to the Trustee, unless a shorter period is acceptable to the Trustee.

SECTION 11.8 APPOINTMENT OF SUCCESSOR TRUSTEE.

        Resignation or removal of the Trustee shall not terminate the Trust. In the event of resignation or removal of the Trustee, the Company shall appoint a successor. The appointment of a successor Trustee may be effected either by amendment to this Trust Agreement or by resolution of the Board of Directors of the Company without such amendment, and the agreement of such successor Trustee to act as such shall be evidenced by its execution of such amendment or of a certified copy of such resolution. Upon its acceptance in writing of such appointment delivered to the Company and the former Trustee, the successor Trustee shall be vested with all the rights, powers and duties of the Trustee under this Agreement, and the retiring Trustee shall be released and discharged from all further liability with respect to the future affairs of the Trust. The title to all Trust property shall automatically vest in a successor Trustee without the execution or filing of any instrument or the doing of any act, but the retiring Trustee shall, nevertheless, execute all instruments and do all acts which would otherwise be necessary to vest such title in any successor.

SECTION 11.9 EXPENSES, TRUSTEE COMPENSATION AND SETTLEMENT OF ACCOUNTS.

        11.9.1 Compensation and Expenses. The Trustee shall be entitled to reasonable compensation for its services and shall be reimbursed for all reasonable expenses incurred by it in performing its duties under this Agreement. Such compensation shall be set forth in a separate schedule, and such schedule may be modified from time to time as agreed by the Committee and the Trustee. Such compensation and expenses shall be paid to the Trustee by the Company except to the extent that the Committee directs, that any portion of such compensation and expenses be paid from the Trust Fund, in which case such amount shall constitute a charge upon the Trust, and may be withdrawn by the Trustee from the Trust. Notwithstanding the foregoing, no Trustee who is an Employee shall receive any compensation for his or her services as Trustee from Trust assets (other than reasonable expenses properly and actually incurred).

        11.9.2 Settlement of Accounts. In case of resignation or removal of the Trustee, the said Trustee shall have the right of a settlement of accounts, which may be made at the option of the Trustee, either by judicial settlement in an action in a court of competent jurisdiction or by agreement of settlement between the Trustee and the Company. No Employee, Participant, or Beneficiary shall or may be a party to a settlement of the Trustee's account except in the event the Trustee elects to join them. However, all Employees, Participants and Beneficiaries shall in any case be represented in any such settlement by the Committee.

                                   ARTICLE 12
                        AMENDMENT, TERMINATION OR MERGER

SECTION 12.1 COMPANY'S RIGHT TO AMEND.

        12.1.1 The Company reserves the right to alter or amend this Plan and Trust Agreement at any time and from time to time by a duly executed written instrument delivered to the Trustee. The Company, the Trustee, all Participants, their Beneficiaries and all other persons having any interest hereunder shall be bound by any such amendment provided, however, that no amendment shall:

                (a) change the duties or liabilities of the Trustee without the written consent of the Trustee;

                (b) adversely affect the benefits to which any Participant or Beneficiary is entitled hereunder to the extent such benefits are attributable to contributions made prior to the date of the amendment; or

                (c) provide for the use of funds or assets other than for the exclusive benefit of the Participants and their Beneficiaries.

        12.1.2 In the event of any amendment to this Plan which has the effect of eliminating an optional form of benefit, the benefits derived from the Participants' Account balances as of the date of the amendment shall not be affected by such amendment.

SECTION 12.2 COMPANY'S RIGHT TO TERMINATE THE PLAN.

        The Company has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely and that it will be able to make contributions to it indefinitely, but the Company shall be under no obligation to continue to maintain the Plan for any given length of time and may, in its sole and absolute discretion, terminate the Plan, or to cause a partial termination of the Plan, for any reason at any time without any liability whatsoever.

SECTION 12.3 EFFECT OF TERMINATION OR PARTIAL TERMINATION OF PLAN.

        If the Plan is terminated or partially terminated, or if there is a complete discontinuance of contributions, then the interests of all Participants affected by such termination or discontinuance in their Accounts shall become and remain 100% vested and nonforfeitable. After payment of all expenses of the Trust, including any compensation then due the Trustee and agents of the Committee, the Trust assets shall be revalued and the Committee shall cause the assets of the Plan to be allocated among the Participants' and Beneficiaries' Accounts in accordance with Article 6. If there are residual assets remaining in the suspense accounts described in Section 4.5.1 and 4.8.5 upon complete termination of the Plan, such residual assets shall be returned to the Company.

SECTION 12.4 CONTINUATION OF TRUST AFTER PLAN TERMINATION.

        After the termination of the Plan, the Trust shall continue for the purpose of preserving the Trust funds and paying out benefits according to its terms, but subject to the following provisions:

        12.4.1 The members of the Committee last in office prior to the termination of the Plan shall continue in office until such time as the purposes of the Trust have been fulfilled and the Trust has been terminated. The remaining members of the Committee shall have the power to fill such vacancies as may occur in the Committee from among the Participants in the Plan at the time of its termination.

        12.4.2 The Trust shall cease and terminate as soon as all of its assets have been distributed to the Participants or their Beneficiaries, according to the provisions of Article 7.

SECTION 12.5 MERGER, CONSOLIDATION OR TRANSFER.

        In no event shall this Plan and the Trust be merged or consolidated with any other plan, nor shall there be any transfer of any assets or liabilities from this Plan and Trust to any other plan or trust, unless immediately after such merger, consolidation or transfer, each Participant's accrued benefit, if such other plan were then to terminate, is at least equal to the accrued benefit to which the Participant would have been entitled if this Plan had been terminated immediately before such merger, consolidation or transfer. Any transfer of a Participant's accrued benefit hereunder shall be conditioned upon a voluntary fully-informed consent by the Participant to such transfer as required by Treasury Regulation section 1.411(d)-4.

                                   ARTICLE 13
                               GENERAL PROVISIONS

SECTION 13.1 CONDITION PRECEDENT.

        This Agreement is based upon the condition precedent that the Internal Revenue Service shall approve and determine that the Plan meets the requirements of a qualified plan under Code section 401(a) and that the Trust Fund constitutes an exempt trust under Code section 501(a). If, upon application by the Company for a favorable determination from the District Director of Internal Revenue as to the initial qualification of the Plan and the exempt status of the Trust, a final determination is issued to the effect that the Plan does not constitute a qualified plan under Code section 401(a) or that the Trust Fund does not constitute an exempt trust under Code section 501(a), provided such application was made within the period prescribed under Code section 401(b) for retroactive plan changes to satisfy Code section 401(a), then, within one year of such determination, the Trustee shall return the entire Trust Fund (after adequate provision is made for the Trustee's compensation and reasonable expenses) to the Company or, to the extent attributable to Rollover Contributions which have been permitted, to the appropriate Participants, free and clear of all rights or claims thereto arising under or in connection with the Plan. The Trust Fund thereupon shall automatically terminate, and the Plan and the Trust Agreement shall become null and void and have no further effect.

SECTION 13.2 PLAN INFORMATION.

        Each Participant shall be advised of the general provisions of this Plan and, upon written request addressed to the Committee, shall be furnished with any information requested, to the extent required by law, regarding his or her status, rights and privileges under the Plan.

SECTION 13.3 INALIENABILITY.

        Except to the extent otherwise directed by a domestic relations order which the Committee determines to be a qualified domestic relations order (within the meaning of Code section 414(p)) or mandated by applicable law, in no event may either a Participant, a former Participant or his or her spouse, Beneficiary or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process.

SECTION 13.4 BENEFITS AND RIGHTS LIMITED BY TERMS OF THIS AGREEMENT.

        The interest of a Participant or Beneficiary under this Plan shall consist solely of the right of such Participant or Beneficiary to receive such payments or distributions as shall be directed by the Committee pursuant to the provisions of this Agreement. No person shall have any rights in or to the Trust Fund or other assets of the Plan, or under the Plan, except as, and only to the extent, expressly provided for in this Agreement. The fact that an allocation shall be or has been made and credited to the Account of a Participant shall not vest in such Participant or his or her Beneficiary any right, title, or interest in or to any assets of the Trust except at the time or times and upon the terms and conditions expressly set forth in this Agreement. Each Employee, Participant, Beneficiary and other person receiving or entitled to receive benefits under the Plan shall look solely to the assets of the Trust for distributions under the Plan, the Company, the Committee and the Trustee shall have no liability or responsibility therefor. To the maximum extent permissible under ERISA section 410, neither the Company, the Trustee nor the Committee shall be subject to any liability or duty under the Plan except as expressly provided in this Agreement, or for any action taken, omitted or suffered in good faith.

SECTION 13.5 APPORTIONMENT OF COSTS AND DUTIES.

        All acts required of the Company under this Agreement may be performed by the Company by itself and for any Affiliate, and the costs of the Plan shall be equitably apportioned between the Company and any Affiliated Entities.

SECTION 13.6 APPLICABLE LAW.

        The provisions of this Agreement shall be construed, administered and enforced in accordance with ERISA and, to the extent applicable, the laws of the State of Washington without application of its conflict of law principles.

SECTION 13.7 SEVERABILITY.

        If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included.

SECTION 13.8 ARTICLE AND SECTION HEADINGS AND CAPTIONS.

        The headings of Articles and Sections and captions contained herein and in the table of contents prefixed to this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Agreement nor in any way shall affect the construction of any provision of this Agreement.

SECTION 13.9 AGREEMENT BINDING UPON SUCCESSORS TO PARTIES.

        This Agreement shall be binding upon the heirs, executors, administrators, successors, and assigns of any and all parties hereto present or future.

SECTION 13.10 COUNTERPARTS.

        For the convenience of the parties, this Agreement may be executed in counterparts, each of which is complete in itself and shall be considered to be the original Agreement. A counterpart of this Agreement shall be delivered to the Company, the Committee and the Trustee.

         IN WITNESS WHEREOF, CORIXA CORPORATION has caused its name to be subscribed by its officer hereunto duly authorized, and the Trustee has caused its name to be subscribed hereunder on the day and year first hereinabove written.

                                       CORIXA CORPORATION



                                       By
                                          --------------------------------------
                                          Title:


                                       TRUSTEE


                                       By
                                          --------------------------------------
                                          Title: